UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
 ___________________________________
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
WORKIVA INC.
_____________________________________________________________
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Workiva

2022 Proxy

Powering Transparent Reporting for a Better World

2900 University Blvd.
Ames, IA 50010
Telephone: (888) 275-3125

April 18, 2022
Fellow Stockholders:
You are cordially invited to attend our 2022 Annual Meeting of Stockholders, which will be held virtually via live webcast on Wednesday, June 1, 2022 at 10:00 a.m. (Central Time).
All Workiva stockholders of record at the close of business on April 4, 2022 are welcome to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, by mail or over the Internet as soon as possible.
On behalf of the Board of Directors and our leadership team, I would like to express our appreciation for your continued interest in the business of Workiva.

Sincerely,

Martin J. Vanderploeg Chief Executive Officer and Director

Workiva Inc.
2900 University Blvd.
Ames, IA 50010
___________________________________________________
Notice of Annual Meeting of Stockholders
___________________________________________________
Wednesday, June 1, 2022
10:00 a.m. Central Time
    The principal business of the Annual Meeting will be to:
1.Elect three Class II directors for a three-year term;
2.Approve, on an advisory basis, the compensation of our named executive officers;
3.Approve the Amendment and Restatement of the 2014 Workiva Inc. Equity Incentive Plan to increase the number of shares that may be issued under the Plan;
4.Ratify the appointment of Ernst & Young LLP ("EY") as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
5.Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.
You can vote at the Annual Meeting online or by proxy if you were a stockholder of record at the close of business on April 4, 2022, by visiting www.meetnow.global/MHHUS9K and entering the 15-digit control number on the Proxy Card, Email or Notice of Availability of Proxy Materials you previously received. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.
We are electronically disseminating Annual Meeting materials to our stockholders, as permitted under the "Notice and Access" rules approved by the Securities and Exchange Commission. Stockholders who have not opted out of Notice and Access will receive a Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet. The Notice also provides instructions on how to obtain paper copies if preferred.

By Order of the Board of Directors

Brandon E. Ziegler Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary
April 18, 2022

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 1, 2022:
The Notice of Annual Meeting, Proxy Statement and our 2021 Annual Report to Stockholders
are available electronically at www.envisionreports.com/wk

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QUESTIONS AND ANSWERS
Why am I receiving these materials?
The Board of Directors of Workiva Inc. ("Workiva" or the "Company") is making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2022 Annual Meeting of Stockholders (the "Annual Meeting"), or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held virtually via a live webcast on Wednesday, June 1, 2022, at 10:00 a.m. (Central Time) at www.meetnow.global/MHHUS9K.
What is included in these materials?
These materials include this Proxy Statement for the Annual Meeting and our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2021. We are first making these materials available to you on the Internet on or about April 18, 2022.
What is the purpose of the Annual Meeting?
For stockholders to vote on the following proposals:
1.To elect Brigid A. Bonner, Suku Radia and Martin J. Vanderploeg, Ph.D., as Class II directors for three-year terms;
2.To approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement;
3.To approve the Amendment and Restatement of the 2014 Workiva Inc. Equity Incentive Plan to increase the number of shares that may be issued under the Plan;
4.To ratify the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
5.To transact any other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
How does the Board of Directors recommend I vote on these proposals?
The Board recommends that you vote:
•"FOR" the election of Brigid A. Bonner, Suku Radia and Martin J. Vanderploeg, Ph.D., as Class II directors;
•"FOR" the approval, on an advisory basis, of the compensation of our named executive officers, as described in this proxy statement;
•"FOR" the approval of the the Amendment and Restatement of the 2014 Workiva Inc. Equity Incentive Plan to increase the number of shares that may be issued under the Plan; and
•"FOR" the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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Who is entitled to vote at the Annual Meeting?
Holders of our common stock as of the close of business on April 4, 2022, the record date, may vote at the Annual Meeting. As of the record date, there were 48,139,939 shares of our Class A common stock and 3,890,583 shares of our Class B common stock outstanding. Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. Holders of our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and we sent the Notice of Internet Availability of Proxy Materials directly to you. As a stockholder of record, you may vote your shares in person at the Annual Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and, upon your request, the proxy materials, were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.
How is the Annual Meeting being held?
Workiva Inc.'s 2022 Annual Meeting of Stockholders will be held virtually via live webcast on Wednesday, June 1, 2022, at 10:00 a.m., Central Time. Online access to the meeting will begin at 10:00 a.m., Central Time. Stockholders will not be able to attend the annual meeting in person.
How do I attend the Annual Meeting?
If you were a stockholder of record as of April 4, 2022 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you can attend the meeting by accessing www.meetnow.global/MHHUS9K and entering the 15-digit control number on the Proxy Card, Email or Notice of Availability of Proxy Materials you previously received.
If you were a beneficial owner of record as of April 4, 2022 (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Computershare, at legalproxy@computershare.com and should be labeled “Workiva Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached or an image of your legal proxy attached to your email). Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time on

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Thursday, May 26, 2022. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetnow.global/MHHUS9K and enter your control number.
If you would like to enter the meeting as a guest in listen-only mode, click on the “Guest” tab after entering the meeting center at www.meetnow.global/MHHUS9K and enter the information requested on the following screen. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.
What if I encounter technical difficulties or trouble accessing the Annual Meeting?
Beginning 15 minutes prior to the start of and during the annual meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page.
How can I submit questions at the Annual Meeting?
If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the meeting center at www.meetnow.global/MHHUS9K, entering your control number and clicking on the "Q&A" icon at the top of the page. To return to the main page, click the “Broadcast” icon at the top of the screen.
How can I vote my shares?
If you are a stockholder of record, you may vote:

Via the Internet: You may vote by proxy via the Internet by following the instructions found on the Proxy Card, Email or Notice of Availability of Proxy Materials that you received.
By Telephone: You may vote by proxy by calling the toll-free number found on the Proxy Card.
By Mail: You may vote by proxy by filling out the Proxy Card and returning it in the envelope provided.
At the Meeting: You may vote your shares electronically during the annual meeting by clicking on the “Vote” icon on the Meeting Center site.
Internet and telephone voting will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on Thursday, May 26, 2022.
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:

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Via the Internet: You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank or other nominee.
By Telephone: You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank or other nominee.
By Mail: You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank or other nominee.

At the Meeting: If you obtained a legal proxy and registered with Computershare to receive your 15-digit control number from Computershare, you may vote your shares electronically during the annual meeting by clicking on the “Vote” icon on the Meeting Center site.

If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, then you hold shares of Workiva common stock in more than one account. You should vote via the Internet, by telephone, by mail or in person for all shares held in each of your accounts.
If I submit a proxy, how will it be voted?
When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Martin J. Vanderploeg and Brandon E. Ziegler to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:
•Written notice to our Corporate Secretary; or
•Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above.

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What constitutes a quorum at the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present or represented to conduct business at the Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.
Abstentions and withhold votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.
What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:

Proposal	Vote Required	Broker Discretionary Voting Allowed?

Election of directors	Plurality of votes cast	No
Advisory approval of the compensation of our named executive officers	Majority of votes cast	No
Approval of the amendment and restatement of the 2014 Workiva Inc. Equity Incentive Plan	Majority of votes cast	No
Ratification of appointment of independent registered public accounting firm	Majority of votes cast	Yes

The say on pay vote is advisory only, but our Board of Directors will consider carefully the results of the vote.

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Where can I find a list of stockholders entitled to vote at the Annual Meeting?
A list of stockholders of record will be available during the annual meeting for inspection by stockholders of record for any legally valid purpose related to the annual meeting at www.meetnow.global/MHHUS9K.
What is the impact of abstentions, withhold votes and broker non-votes?
Abstentions, withhold votes and broker non-votes are considered "shares present" for the purpose of determining whether a quorum exists, but will not be considered votes properly cast at the Annual Meeting and will have no effect on the outcome of the vote. Under the rules of the New York Stock Exchange ("NYSE"), without voting instructions from beneficial owners, brokers will have discretion to vote on the ratification of the appointment of the independent registered public accounting firm but not on the other proposals. Therefore, in order for your voice to be heard, it is important that you vote.
Who pays for the cost of this proxy solicitation?
Workiva will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We also will disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission ("SEC"), within four business days after the Annual Meeting.
Why did I receive a Notice of Internet Availability of Proxy Materials rather than a full set of proxy materials?
In accordance with the SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet rather than by mailing the materials to stockholders. The Notice of Internet Availability of Proxy Materials provides instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed copies of the proxy materials. Stockholders may request to receive future proxy materials in printed form by following the instructions contained in the Notice of Internet Availability of Proxy Materials. We encourage stockholders to take advantage of the proxy materials on the Internet to reduce the costs and environmental impact of our Annual Meeting.

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How can I obtain Workiva's Form 10-K and other financial information?
Stockholders can access our 2021 Annual Report, which includes our Form 10-K, and other financial information on our website at http://www.workiva.com under the caption "Investors." Alternatively, stockholders can request a paper copy of the Annual Report by writing to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
How do I submit a stockholder proposal for consideration at next year's annual meeting of stockholders?
For a proposal to be included in our proxy statement for the 2023 annual meeting of stockholders, you must submit it no later than December 19, 2022. Your proposal must be in writing and comply with the proxy rules of the SEC. You should send your proposal to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
You also may submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2023 annual meeting of stockholders. We must receive this type of proposal in writing on or after February 1, 2023, but no later than March 3, 2023.
As detailed in our Bylaws, to bring a proposal other than the nomination of a director before an annual meeting of stockholders, your notice of proposal must include: (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting and any material interest of such stockholder and beneficial owner, if any, in such business; (ii) any other information relating to you or any other beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (iii) the information described in clause (vi) in the question immediately below (with any references below to a "nomination" being deemed to refer to such business desired to be brought before the annual meeting).
How do I recommend a director nominee?
If you wish to nominate an individual for election as director at the 2023 annual meeting of stockholders, we must receive your written nomination on or after February 1, 2023, but no later than March 3, 2023. You should send your proposal to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
As detailed in our Bylaws, for a nomination to be properly brought before an annual meeting, your notice of nomination must include: (i) the name, age, business address and residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of Workiva capital stock that are owned of record and beneficially by each such nominee (if any); (iv) such other

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information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; (v) the consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected; and (vi) as to you and the beneficial owner, if any, on whose behalf the nomination is made: (A) your name and address as they appear on our books and of such beneficial owner, if any, on whose behalf the nomination is being made; (B) the class and number of our shares that are owned (beneficially and of record) by you and by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of your notice, and a representation that you will notify us in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date for the meeting or the date notice of the record date for the meeting is first publicly disclosed; (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among you and any of your affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that you will notify us in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed; (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of your notice by, or on behalf of, you or any of your affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of you or any of your affiliates or associates with respect to shares of our stock, and a representation that you will notify us in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed; (E) a representation that you are a holder of record of our shares entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (F) a representation whether you or the beneficial owner, if any, intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination; and (G) any other information relating to you or the beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Certificate of Incorporation provides that our Board must consist of two or more directors, and the number of directors to hold office at any time may be determined from time to time by resolution of our Board. Our Board currently consists of seven members. Our Board is divided into three classes, designated as Class I, Class II and Class III. Upon the expiration of the initial term of office for each class of directors, each director in that class will be elected for a three-year term and serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.
The table below sets forth information with respect to our directors as of April 4, 2022:

	Name	Age	Director Since
Class II Directors - Term Expiring at the 2022 Annual Meeting	Martin J. Vanderploeg, Ph.D.	65	December 2014
	Brigid A. Bonner	61	October 2018
	Suku Radia	70	December 2014
Class III Directors - Term Expiring at the 2023 Annual Meeting	Michael M. Crow, Ph.D.	66	December 2014
	Julie Iskow	60	January 2021
Class I Directors - Term Expiring at the 2024 Annual Meeting	Robert H. Herz	68	December 2014
	David S. Mulcahy	69	December 2014

There are three Class II directors whose term expires at the 2022 Annual Meeting. Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Ms. Bonner, Mr. Radia, and Mr. Vanderploeg for re-election as Class II directors. Biographical information for each director and director nominee is contained in the following section. If elected at the Annual Meeting, each of these nominees will serve for a three-year term expiring at the 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the election of Ms. Bonner, Mr. Radia, and Mr. Vanderploeg as Class II directors.

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The following is a brief biographical summary of the experience of our directors and director nominees:
Ms. Bonner has been the president of Bonner Consulting, a strategy consulting firm focused on driving transformation for business and leaders since 2007, and has served as a Director and Chair of the Consumer Experience Committee at Medica, a nonprofit health insurance company, since 2018. From March 2015 until August 2021, she served as the Chief Experience Officer of CaringBridge, a global nonprofit social network dedicated to helping family and friends communicate with and support loved ones during a health journey. Ms. Bonner served as Senior Vice President of Digital Marketing for Schwan’s Home Service, a privately held business that manufactures and markets quality frozen foods through home-delivery from June 2009 to December 2013. Ms. Bonner's prior experiences include serving as Senior Vice President of Optum, as Chief Marketing Officer and Chief Information Officer of SimonDelivers.com, as Vice President and General Manager of Target Corporation, and as Sales Executive at IBM Corporation. Ms. Bonner holds a B.S. in Journalism and Industrial Administration from Iowa State University and an M.B.A. from Harvard Business School.
Ms. Bonner contributes valuable perspective to our Board based on her background in retail, technology and healthcare industries, her leadership roles in strategy, technology, information security, digital transformation, marketing, sales and operations for start-up as well as large corporations, and her service on the Boards of public and private companies.
Dr. Crow is the president of Arizona State University ("ASU"), a position he has held since 2002, and Professor of Science and Technology Policy. Prior to his current role and beginning in 1992, Dr. Crow was executive vice provost and a professor at Columbia University, New York, where he led a number of major initiatives. From 2003 to 2008, he served as a director of Aquila, Inc. (NYSE: ILA). Dr. Crow has served as a consultant for the Moscow School of Management since 2013, and served as a consultant for the Malaysian Global Science and Innovation Advisory Council from 2011 to 2014. From 2008 to 2014, he served as a member of our advisory board. In addition, Dr. Crow served as a director of Engineering Animation, Inc. from 1991 to 2000. He has been an adviser to the U.S. Departments of State, Commerce and Energy, as well as various defense and intelligence agencies on matters of science and technology policy related to intelligence and national security. A fellow of the National Academy of Public Administration, and member of the National Advisory Council on Innovation and Entrepreneurship and Council on Foreign

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Relations, he is the author of books and articles relating to the design and analysis of knowledge enterprises, technology transfer, sustainable development, and science and technology policy. Dr. Crow earned a B.A. in Political Science and Environmental Studies from Iowa State University and a Ph.D. in Public Administration (Science and Technology Policy) from Syracuse University.
Dr. Crow brings significant experience in and understanding of technology development, strategy, and organizational decision-making to our Board, especially with respect to environmental, social, and governance strategic thinking and visioning, as well as technology analysis and acquisition and cyber defense technology investments.
Mr. Herz currently serves on the boards of directors and various board committees of Fannie Mae (Audit Committee Chair), Morgan Stanley (Audit Committee Chair), Paxos National Trust, and the Value Reporting Foundation (which was formed in 2021 by the merger of the Sustainability Accounting Standards Board (SASB) Foundation and the International Integrated Reporting Council). He also sat on the Independent Investment Committee of UNOPS from 2016-2021, is currently a member and expert advisor to the G7 Impact Task Force, serves on several advisory boards (including AccountAbility, Lukka, RS Metrics, and the Harvard Business School Impact-Weighted Accounts Initiative), and is a member of the Audit Committee Chair Advisory Council of the National Association of Corporate Directors. Mr. Herz is also an executive in residence at Columbia Business School, and served on the Advisory Board of the Alliance Manchester Business School in England from 2006 to 2017. He also served on the Standing Advisory Group of the U.S. Public Company Accounting Oversight Board (PCAOB) from 2012-2020, and currently serves on the PCAOB’s Data and Technology Task Force, the Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales, and was a member of the Accounting Standards Oversight Council of Canada from 2011-2017. Mr. Herz also provides consulting services on financial reporting and other matters through Robert H. Herz LLC, of which he is President.
Mr. Herz served as a member of our advisory board from 2011 to 2014. Prior to that, Mr. Herz was Chair of the Financial Accounting Standards Board (FASB) from 2002 to 2010. He was also one of the original members of the International Accounting Standards Board. He spent the majority of his career until 2002 as a partner with PricewaterhouseCoopers (PwC), including serving as audit partner on numerous major companies, as head of the firm’s Corporate Finance Advisory Services, as senior technical partner, as member of the firm’s U.S. and Global Boards, and as President of the Coopers & Lybrand and PwC foundations. He has chaired a number of professional committees, including the IFAC Transnational Auditors Committee and the AICPA SEC Regulations Committee, and has served on numerous public policy commissions and task forces both in the U.S. and internationally. He was also previously a Trustee and Vice Chair of the Kessler Foundation from 2003 to 2015. He is a member of the Accounting Hall of Fame and recipient of many awards including the Outstanding Achievement Award from the Institute of Chartered

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Accountants in England and Wales (ICAEW) for lifetime contributions to the profession and society.
Mr. Herz contributes valuable perspective to our Board based on his background as a leader in the fields of auditing, financial reporting, and sustainable business operations; and his experience guiding large public and private enterprises.
Ms. Iskow has served as our Executive Vice President and Chief Operating Officer since October 2019 and as our President and Chief Operating Officer since March 2022. Prior to joining Workiva, Ms. Iskow served as Chief Technology Officer of Medidata Solutions, Inc. from April 2015 to October 2019, and was also its Executive Vice President of Product Development from July 2016 to October 2019. From December 2013 to March 2015, Ms. Iskow served as Chief Information Officer and Senior Vice President at WageWorks, Inc., and prior to that as its Senior Vice President of Product Development and Vice President of Product Development. Ms. Iskow has also served as Vice President of Engineering at Asyst Technologies and GW Associates, Inc. Before joining GW Associates, she was a member of the faculty at the University of Vermont. Ms. Iskow earned a B.S. degree from University of California, Berkeley and an M.S. degree from University of California, Davis. Ms. Iskow was an independent director of Vocera Communications, Inc. (NYSE: VCRA) and a member of its Governance and Nominating Committee from May 2019 until its acquisition in February of 2022. In addition, Cvent Holding Corp. (NASDAQ:CVT) has announced that it expects to appoint Ms. Iskow to its board of directors and audit committee in May 2022.
Ms. Iskow brings valuable perspective to our Board through her extensive experience building and scaling innovative SaaS companies and leading strategy, product, technology, cybersecurity, and operations.
Mr. Mulcahy has served as non-executive Chair of our Board of Directors since June 2018, and as a member of our board of directors since the initial public offering in 2014. He has served on our audit and compensation committees since 2014, and chaired the compensation committee from 2014 to 2018. Mr. Mulcahy also serves as the non-executive chair of the board of directors of American Equity Investment Life Insurance Company (NYSE: AEL). He has served on the AEL board of directors since 2011 and as chair of the board of directors since April 2021. Mr. Mulcahy served as the AEL audit committee chair from 2011 to April 2021, and chair of the nomination and governance committee since April 2021. He also serves on the board of directors of American Equity

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Investment Life Insurance Company of New York. Mr. Mulcahy is the chair of Monarch Materials Group, Inc., which manufactures and sells building products into the residential construction industry. Mr. Mulcahy is an active investor in private companies and previously managed private equity capital for numerous banks and insurance companies. He is a certified public accountant (inactive) who was a partner with EY, where he specialized in mergers and acquisitions.
Mr. Mulcahy is a graduate of the University of Iowa. Mr. Mulcahy's extensive background and experience in business management, financial reporting and accounting contribute valuable perspective and experience to our Board.
Mr. Radia retired as the Chief Executive Officer, President and a director of Bankers Trust Company in January 2018. Prior to joining Bankers Trust Company in 2008, he served as Chief Financial Officer of Meredith Corporation (NYSE: MDP) from 2000 until 2008 and practiced as a mergers and acquisitions partner with KPMG LLP for over 25 years. Mr. Radia also serves as a director of Nationwide Insurance Company and National Chiropractic Mutual Insurance Co. (NCMIC). He currently serves as Executive-in-Residence at the Ivy College of Business at Iowa State University. Mr. Radia holds a B.S. (with Distinction) in Accounting from Iowa State University and is a certified public accountant (inactive).
Mr. Radia's experience in mergers and acquisitions and his background as an executive and director in diverse industries provide valuable contributions to our Board.
Mr. Vanderploeg has served as our Chief Executive Officer since March 2022, as our President and Chief Executive Officer from June 2018 to March 2022, and as President and Chief Operating Officer from December 2014 to June 2018. Prior to that, Mr. Vanderploeg served as the Chief Operating Officer and a Managing Director of Workiva LLC from 2008 through December 2014. He has over 20 years of experience in mechanical engineering and advising early stage technology companies. Prior to founding Workiva in 2008, Mr. Vanderploeg was a founder of EAI and served as EAI's Executive Vice President from 1993 until EAI was acquired by Unigraphics Solutions in 2000. Mr. Vanderploeg served as Chief Technology Officer of EAI from 1989 to 1999. Following the acquisition of EAI, Mr. Vanderploeg continued to be an advisor to various technology start-up companies. Prior to EAI, Mr. Vanderploeg was a tenured professor of mechanical engineering at Iowa State University from 1985 to 1993 and was the founder and director of the Iowa State University

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Visualization Laboratory. Mr. Vanderploeg earned a B.S., M.S. and Ph.D. in mechanical engineering from Michigan State University.
As one of our founders, Mr. Vanderploeg contributes to our Board an in-depth understanding of our business as well as valuable perspective and extensive experience. Mr. Vanderploeg also brings to our Board significant operational experience and knowledge of our industry.

The Board recommends a vote "FOR" the election of Ms. Bonner, Mr. Radia, and Mr. Vanderploeg as Class II directors.

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CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic reviews and changes by our Nominating and Governance Committee and our Board. The full text of our Corporate Governance Guidelines is available on our website at http://investor.workiva.com/investors/corporate-governance.
Code of Business Conduct and Ethics
Our Board has adopted "WLife," our code of business conduct and ethics, which applies to all of our employees, officers and directors, including our chief executive officer ("CEO"), our chief financial officer ("CFO") and our other executive and senior financial officers. The full text of WLife is available on our website at http://investor.workiva.com/investors/corporate-governance. We will post any amendments to WLife or waivers of WLife for directors and executive officers on the same website.
Board Profile & Diversity
Workiva Inc. and its Board believe diversity in the boardroom is critical to the success of the company. Diverse backgrounds help our Board better oversee Workiva's management and operations, and assess risk and opportunities from a variety of perspectives.
The Board will continue to make diversity in gender, race/ethnicity, age, career experience and nationality a priority when considering director candidates.
The graph below sets forth the diversity representation data for Workiva's Board of Directors:

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Environment, Social, and Governance ("ESG")
In addition to wealth creation and employment, we believe society today has higher expectations from the business community: authenticity, trust, truth, and transparency. These expectations lie at the heart of what Workiva does for customers and ourselves. We are committing to an ESG ethos through authentic and purposeful action—supporting our people and customers, protecting the environment, and conducting good business practices. When it comes to our company’s ESG responsibilities, Workiva tracks a course for consistent progress and excellence. We’ve established a guiding ESG strategy focused on material impacts to ensure that we advance trust and belonging in our workforce and industry, stand for truth in our customer and partner interactions and in marketing practices, and stay consistently transparent about our impact on society and our employees across our value chain.
Along with the creation of our ESG strategy, we also established our ESG governance structure, materiality approach, stakeholder engagement process, and alignment with United Nations Sustainable Development Goals (UN SDGs) and the Task Force on Climate-Related Disclosures (TCFD).
Our newly created ESG Task Force reports directly to our Nominating and Governance Committee of the Board of Directors. Additionally, several of our directors have experience with environmental, corporate responsibility and sustainability matters, including managing these issues in senior leadership roles. In 2021 and 2022, the Nominating and Governance Committee received presentations and discussed our ESG strategy, materiality assessment, and stakeholder engagement, including product alignment. These briefings came from Workiva's new Global Head of ESG and our Vice President of Corporate Communications. Finally, Workiva was the first Software as a Service (SaaS) company to join the United Nations Global Compact CFO Task Force, where we are working alongside peers to guide companies in aligning their sustainability commitments with credible corporate finance strategies to create real-world impact.
Additional information around our ESG strategy is available on our website at http://workiva.com/about/our-sustainability.

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The chart below illustrates our directors' areas of expertise, aligned to Workiva's material ESG categories:

Director Independence
Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board has determined that none of Ms. Bonner, Dr. Crow, Mr. Herz, Mr. Mulcahy and Mr. Radia has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. In making this determination, our Board considered the current and prior relationships that each non-employee director has with Workiva and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director.
Risk Oversight
Our full Board exercises risk oversight at Workiva. Committees take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements and ESG disclosures, the Compensation Committee is primarily responsible for risk oversight relating to executive compensation, and the Nominating and Governance Committee is primarily responsible for risk oversight relating to corporate governance and ESG policy. In addition, both the full Board and Audit Committee exercise oversight with respect to risks related to cybersecurity. Our Board and its committees exercise their risk oversight

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function by regularly receiving and evaluating reports from management and by making inquiries of management concerning these reports, as appropriate. Furthermore, our Board and its committees receive reports from our auditors and other consultants, such as our compensation consultant, and may meet in executive sessions with these outside consultants.
Communications with Directors
Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all communications that the Corporate Secretary determines require prompt attention and will regularly provide our Board with a summary of all substantive communications.
Board Qualifications
Our Board has delegated to our Nominating and Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the annual meeting of stockholders and for recommending persons to fill any vacancy on our Board. Our Nominating and Governance Committee selects individuals for nomination to our Board based on the following criteria. Nominees for director must:
•Possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility.
•Have a genuine interest in Workiva and recognition that as a member of our Board, each director is accountable to all of our stockholders, not to any particular interest group.
•Have a background that demonstrates an understanding of business and financial affairs.
•Have no conflict of interest or legal impediment that would interfere with the duty of loyalty owed to Workiva and our stockholders.
•Have the ability and be willing to spend the time required to function effectively as a director.
•Be compatible and able to work well with other directors and executives in a team effort with a view to a long-term relationship with Workiva as a director.
•Have independent opinions and be willing to state them in a constructive manner.

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Directors are selected on the basis of talent and experience. Although there is no specific policy regarding Board diversity quotas, diversity of background, including diversity of gender, race, ethnic or geographic origin and age, and experience in business, government and education and in engineering, computer software, technology and other areas relevant to our activities, are factors in the selection process. We also consider management and leadership experience with respect to environmental, social, and governance issues that are material to Workiva, as well as experience with cybersecurity and information security risk management. As a majority of our Board must consist of individuals who are independent, a nominee's ability to meet the independence criteria established by the NYSE is also a factor in the nominee selection process.
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this proxy statement.
Director Nominations
The Nominating and Governance Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Certificate of Incorporation and Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our corporate governance guidelines, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled "Questions and Answers - How do I recommend a director nominee?"
Attendance at Annual Meeting
Directors are expected to attend our annual meetings of stockholders. All of our directors who were then serving as directors attended our annual meeting of stockholders via live webcast on June 3, 2021.
Related-Party Transaction Policy
Our Audit Committee has the primary responsibility for reviewing and approving or ratifying transactions with related parties. Our Audit Committee has adopted a formal Related-Party Transaction Policy, pursuant to which the Audit Committee reviews all transactions that involve more than $120,000 when aggregated with all similar transactions in which we and each of our executive officers, directors (including director nominees) and stockholders owning in excess of 5% of our Class A common stock or their immediate family members are participants. The Audit Committee must approve or ratify any covered related-party transaction for it to be consummated or continue.
The Audit Committee reviews these related-party transactions as they arise and are reported to the Audit Committee. The Audit Committee also reviews materials prepared by our Board and our executive officers to determine whether any related-party transactions have occurred that have not been reported. In reviewing any related-party transaction, the Audit Committee is to consider all relevant facts and circumstances, including the aggregate dollar value of the transaction, the related party's relationship to us and interest in the transaction, and the benefits to us of the transaction. The Audit

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Committee determines, in its discretion, whether the proposed transaction is in the best interests of Workiva and our stockholders.
Board Leadership Structure
Our Board will fill the Chair of our Board and CEO positions based upon our Board's view of what is in the best interests of Workiva. The CEO and Chair may, but need not be, the same person. The positions of Chair of our Board and Chief Executive Officer are currently separated. We believe separating these positions allows our Chief Executive Officer to focus on our strategy and day-to-day business, while allowing our Chair to lead our Board in its fundamental role of providing advice to and independent oversight of management.
We believe there is good communication between management and our non-employee directors, and that our non-employee directors are able to carry out their oversight responsibilities effectively.
The small size of our Board and the relationship between management and non-employee directors put each director in a position to influence agendas, flow of information and other matters. Our Board regularly holds separate meetings for independent directors without management present. These meetings are chaired by the Chair of the Board and generally are held in conjunction with regularly scheduled meetings and at other times as requested by an independent director.
Our Board believes that management speaks for Workiva. While individual non-employee directors may, from time-to-time, meet or otherwise communicate with various constituencies that are involved with us, it is expected that directors would do this with the knowledge of management and, absent unusual circumstances, only at the request of management.
Board Meetings and Committees
Our Board of Directors met six times during 2021. Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees for such term or terms as our Board may determine or until their earlier resignations or death. Each committee is governed by a written charter. In 2021, each director attended at least 75% of the meetings of the Board and the committees on which he or she serves. Each committee charter is posted on our website at http://investor.workiva.com/investors/corporate-governance. From time to time, our Board may also establish other, special committees when necessary to address specific issues.

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	Audit Committee	Compensation Committee	Nominating and Governance Committee

Brigid A. Bonner
Michael M. Crow Ph.D.
Robert H. Herz
David S. Mulcahy
Suku Radia
Chair     Member
Audit Committee
Our Audit Committee met five times during 2021. The Audit Committee consists of Mr. Herz, Mr. Mulcahy and Mr. Radia, each of whom satisfies the independence requirements of Rule 10A-3 of the Exchange Act. Eugene S. Katz served as chair of our Audit Committee until his retirement from the Board on February 28, 2021. Effective March 1, 2021, Mr. Radia became the chair of our Audit Committee. Also, Mr. Herz, Mr. Mulcahy and Mr. Radia are each an "audit committee financial expert," as defined under SEC rules, and possess financial sophistication as required by the rules of the NYSE. This designation does not impose on any of them any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our board of directors.
The Audit Committee is responsible for, among other things:
•appointment, termination, compensation and oversight of the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;
•considering and approving, in advance, all audit and non-audit services to be performed by independent accountants;
•reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisers as the Audit Committee deems necessary;

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•determining compensation of the independent auditors, compensation of advisors hired by the Audit Committee and ordinary administrative expenses;
•reviewing quarterly financial statements prior to their release;
•reviewing and assessing the adequacy of a formal written charter on an annual basis;
•reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis;
•reviewing and assessing risks, controls, and procedures related to public ESG disclosures and human capital data;
•receiving periodic updates on cybersecurity and information security risks and reviewing the quality and effectiveness of our risk mitigation efforts; and
•handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.
Compensation Committee
Our Compensation Committee met seven times during 2021. The Compensation Committee consists of Ms. Bonner, Mr. Mulcahy and Mr. Radia, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act. Ms. Bonner is the chair of our Compensation Committee.
The Compensation Committee is responsible for, among other things:
•reviewing and approving the compensation and benefits of all of our executive officers and key employees;
•monitoring and reviewing our compensation and benefit plans;
•overseeing the activities of the individuals responsible for administering cash incentive compensation plans and equity-based plans;
•reviewing and evaluating our investments in human capital, pay equity, and all other diversity and inclusion initiatives;
•evaluating the alignment of our ESG goals with those of our total rewards program; and
•such other matters that are specifically delegated to the Compensation Committee by our Board from time to time.
We have engaged The Sillery Group as our compensation consultant to assist management in analyzing executive officer and director compensation and to provide peer company and industry data.  Based on this information and analysis, our CEO makes executive and director cash and equity compensation recommendations to the Compensation Committee for its consideration. The compensation consultant regularly attends Committee meetings, and the Committee has access to the materials and analysis prepared by the compensation consultant.

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Compensation Committee Interlocks and Insider Participation
As noted above, the members of our Compensation Committee currently are Ms. Bonner, Mr. Mulcahy and Mr. Radia. None of the current or former members of our Compensation Committee is an officer or employee of Workiva, was an officer or employee of Workiva during 2021, or was formerly an executive officer of Workiva. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.
Nominating and Governance Committee
Our Nominating and Governance Committee met four times during 2021. The Nominating and Governance Committee consists of Ms. Bonner, Dr. Crow and Mr. Herz. Mr. Katz served as a member of our Nominating and Governance Committee until his retirement from the Board on February 28, 2021. Dr. Crow is the chair of our Nominating and Governance Committee.
The Nominating and Governance Committee is responsible for, among other things:
•evaluating and making recommendations regarding the organization and governance of our Board and its committees and changes to our Certificate of Incorporation and Bylaws and stockholder communications;
•assessing the performance of Board members and making recommendations regarding committee and chair assignments and composition and the size of our Board and its committees;
•reviewing proposed waivers of the code of conduct for directors and executive officers;
•overseeing, assessing, and discussing with management and the Board our ESG program, policies, and practices;
•evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees; and
•reviewing succession planning for our executive officers and evaluating potential successors.

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DIRECTOR COMPENSATION
Our non-employee directors receive equity and cash compensation for their service as directors. Non-employee directors receive annual compensation of $50,000 for service on our Board, the Chair receives an additional $37,500 per year, and additional compensation for committee service is as follows:

	Audit Committee	Compensation Committee	Nominating and Governance Committee

Chair	$20,000	$15,000	$10,000
Each other member	$10,000	$7,500	$5,000

Each non-employee director receives a grant of restricted stock units at each annual meeting with a grant date fair value of $185,000. In addition, each newly elected or appointed non-employee director will receive a grant of restricted stock units with a grant date fair value of $200,000 upon the date the non-employee director joins the Board. All restricted stock units granted to non-employee directors will vest fully on the first anniversary of the grant date. Restricted stock units are settled in shares of Class A common stock. Directors may defer settlement of restricted stock units pursuant to the Workiva Inc. Nonqualified Deferred Compensation Plan. Directors who are Workiva employees receive no compensation for their service as directors.
Our non-employee directors are subject to stock ownership guidelines as described below under the “Stock Ownership Guidelines” section of “Compensation Discussion and Analysis.” While our non-employee directors are also eligible to receive other awards under our 2014 Equity Incentive Plan, no other awards except those described above have been made to our non-employee directors.

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Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served during 2021. Mr. Vanderploeg, our Chief Executive Officer, and Ms. Iskow, our President and Chief Operating Officer, receive no compensation in connection with their service as director and, accordingly, they are omitted from this table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Brigid A. Bonner	68,792	185,000	—	253,792
Michael M. Crow, Ph.D.	61,208	185,000	—	246,208
Robert H. Herz	65,000	185,000	—	250,000
David S. Mulcahy	105,000	185,000	—	290,000
Suku Radia	77,097	185,000	—	262,097
Eugene S. Katz(1)	12,083	—	—	12,083
(1)Represents the aggregate grant-date fair value of 2,041 shares of restricted stock units granted to each non-employee director who was serving as a director on June 3, 2021, calculated in accordance with ASC Topic 718. Restricted stock units vest fully on the first anniversary of the grant date. The grant-date fair value is based on $90.65 per share, the closing price of our Class A common stock on the grant date. The assumptions used in calculating the grant-date fair value of the awards reported in this column are set forth in Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on February 22, 2022.
No non-employee director held options as of December 31, 2021. As of December 31, 2021, the aggregate number of unvested restricted stock units of Class A common stock for each non-employee director was as follows: Ms. Bonner: 2,041 shares; Dr. Crow: 2,041 shares; Mr. Herz: 2,041 shares; Mr. Mulcahy: 2,041 shares and Mr. Radia: 2,041 shares. Ms. Bonner, Mr. Mulcahy and Mr. Radia have elected to defer the receipt of all of these shares. Mr. Katz retired from the board effective February 28, 2021, at which time all of his outstanding awards vested.

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OWNERSHIP OF COMMON STOCK
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 4, 2022, referred to in the table below as the "Beneficial Ownership Date," by:
•each beneficial owner of 5% or more of the outstanding shares of our Class A or Class B common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors, director nominees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or issuable under convertible securities held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 48,139,939 shares of Class A common stock and 3,890,583 shares of Class B common stock outstanding as of the Beneficial Ownership Date.
To our knowledge, except as set forth in the footnotes to this table and subject to any applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is c/o Workiva Inc., 2900 University Blvd., Ames, Iowa 50010.

	Shares Beneficially Owned				% of total voting power
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number	%	Number	%

Named Executive Officers and Directors:
Martin J. Vanderploeg, Ph.D.(1)	557,835	1.2	1,264,204	32.5	15.1
Julie Iskow	35,081	*	—	*	*
Jill Klindt(2)	47,032	*	—	*	*
Jeffrey Trom, Ph.D.(3)	220,611	*	491,270	12.6	5.9
Mithun Banarjee	—	*	—	*	*
J. Stuart Miller	12,597	*	—	*	*
Michael M. Crow, Ph.D.(4)	18,943	*	—	*	*
Robert H. Herz(5)	86,093	*	—	*	*
David S. Mulcahy	195,168	*	—	*	*
Suku Radia	31,909	*	—	*	*
Brigid A. Bonner	516	*	—	*	*
All executive officers and directors as a group (11 persons)(6)	1,211,406	2.5	1,755,474	45.1	21.4

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	Shares Beneficially Owned				% of total voting power
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number	%	Number	%

5% Stockholders:
The Vanguard Group(7)	4,166,851	8.7	—	*	4.8
BlackRock, Inc.(8)	3,543,943	7.4	—	*	4.1
Matthew M. Rizai, Ph.D.(9)	1,217,579	2.5	2,135,109	54.9	25.8
*Represents beneficial ownership of less than 1% of class.
(1)Shares owned consist of 31,951 shares of Class A common stock owned directly by Mr. Vanderploeg; 328,402 shares of Class B common stock owned by the Jeffrey Dean Trom Charitable Remainder Trust, of which Mr. Vanderploeg is trustee; 218,220 shares of Class A common stock and 710,562 shares of Class B common stock owned by the Martin J. Vanderploeg 2001 Revocable Living Trust, of which Mr. Vanderploeg is trustee; 23,250 shares of Class A common stock and 225,240 shares of Class B common stock owned by the Laura C Williams TR UA DTD 05/02/2001, of which Laura Williams is the trustee, has sole dispositive power to such shares and has entered into an irrevocable proxy under which she has granted sole voting power to Mr. Vanderploeg for so long as the trust holds such shares; and 284,414 shares of Class A common stock subject to outstanding options that are exercisable within 60 days.
(2)Shares owned consist of 22,032 shares of Class A common stock owned directly by Ms. Klindt; and 25,000 shares of Class A common stock subject to outstanding options that are exercisable within 60 days.
(3)Shares owned consist of 220,611 shares of Class A common stock owned by the Jeffrey D. Trom & Lydia A. Trom Trustees UA 11/21/2017; and 491,270 shares of Class B common stock owned by the Martin J. Vanderploeg Charitable Remainder Trust, of which Mr. Trom is trustee.
(4)Shares owned consist of 18,943 shares of Class A common stock owned by the Michael M. Crow and Sybil Francis Family Trust, of which Dr. Crow and Mrs. Francis are trustees and have shared voting and investment power.
(5)Shares owned consist of 11,191 shares of Class A common stock owned directly by Mr. Herz; and 74,902 shares of Class A common stock owned by the Robert H. Herz Irrevocable Trust, of which Louise Herz is trustee.
(6)Includes all named executive officers and other current executive officers and directors. The aggregate share amount shown includes 309,414 shares of Class A common stock subject to outstanding options that are exercisable within 60 days and 6,966 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(7)Based on information provided in a Schedule 13G/A filed with the SEC on February 10, 2022 by The Vanguard Group. The Vanguard Group has shared voting power with respect to 81,093 shares, sole dispositive power with respect to 4,049,714 shares and shared dispositive power with respect to 117,137 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(8)Based on information provided in a Schedule 13G/A filed with the SEC on February 3, 2022 by BlackRock, Inc. BlackRock, Inc. has sole voting power with respect to 3,417,080 shares and sole dispositive power with respect to 3,543,943 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

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(9)Shares owned consist of 32,783 shares of Class A common stock owned directly by Mr. Rizai; 553,468 shares of Class A common stock and 1,000,000 shares of Class B common stock owned by the Matthew Rizai TR UA DTD 03/04/1996 Matthew Rizai Revocable Trust, of which Mr. Rizai is the trustee; 885,109 shares of Class B common stock owned by Mr. Rizai and Svetlana Skopcenko as trustees u/a dated August 7, 2013 creating a Marital Trust, of which Mr. Rizai has sole voting power and Mr. Rizai and Ms. Skopcenko have shared dispositive power; 546,825 shares of Class A common stock subject to outstanding options that are exercisable within 60 days; 7,058 shares of Class A common stock and 25,000 shares of Class B common stock owned by the Svetlana S Rizai TR UA 12/21/2020 Isabella V Rizai 2020 Trust, of which Ms. Skopcenko is the trustee; and 77,445 shares of Class A common stock and 225,000 shares of Class B common stock owned by family trusts of which Barbara Schlaff is the trustee and has entered into an irrevocable proxy under which she has granted sole voting power to Mr. Rizai for so long as the family trusts hold such shares. Ms. Schlaff has sole dispositive power as to such shares.

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EXECUTIVE OFFICERS
The following table sets forth certain information pertaining to our executive officers as of April 4, 2022:

Name	Age	Position
Martin J. Vanderploeg, Ph.D.	65	Chief Executive Officer and Director
Julie Iskow	60	President, Chief Operating Officer and Director
Jill Klindt	45	Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer
Jeffrey D. Trom, Ph.D.	62	Executive Vice President, Chief Technology Officer
Brandon E. Ziegler	49	Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary
Michael D. Hawkins	46	Executive Vice President, Sales

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Jill Klindt. Ms. Klindt has served as Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer since February 2021. She served as Senior Vice President, Chief Accounting Officer and Treasurer from March 2017 to February 2021; as Chief Accounting Officer and Vice President from December 2014 to March 2017, and Senior Director of Finance and Accounting of Workiva LLC from 2008 to December 2014. Ms. Klindt is the executive chair of our ESG Task Force. Additionally, she has served on the Iowa State University Accounting Executive Advisory Council, and the boards of the Iowa State University Research Park, and Ames Seed Capital, since 2021. Prior to joining Workiva, Ms. Klindt served as Financial Analysis Manager at Financial Intelligence, LLC; as a Financial Consultant at Wells Fargo Financial; as a Senior Financial Analyst at CitiMortgage; and a Financial Accounting Analyst at Principal Residential Mortgage. She was also an Accountant at both Prairie iNet and EAI. Ms. Klindt is a Certified Public Accountant (inactive) with a B.S. in Accounting from Iowa State University.
Jeffrey D. Trom, Ph.D. Mr. Trom has served as Executive Vice President and Chief Technology Officer since December 2014 and served as a Managing Director and Chief Technology Officer of Workiva LLC from 2008 to December 2014. He has over 25 years of experience working with information technology and development. Prior to founding Workiva, Mr. Trom was a founder of EAI and served as EAI’s Vice President from 1990 and as Chief Technology Officer in charge of software architecture, development and deployment from 1999 until EAI was acquired by Unigraphics Solutions in 2000. Thereafter, Mr. Trom served as a technical consultant for various technology companies, including Electronic Data Systems from 2000 to 2002. Mr. Trom earned a B.S. and M.S. in Mechanical Engineering from University of Iowa and a Ph.D. in Mechanical Engineering from Iowa State University.
Brandon E. Ziegler. Mr. Ziegler has served as our Executive Vice President and Chief Legal Officer since March 2021, and as our Corporate Secretary since May 2020. Mr. Ziegler was promoted to Chief Administrative Officer in March 2022. Mr. Ziegler is also a member of our ESG Task Force. Prior to that, Mr. Ziegler was Workiva's Senior Vice President and General Counsel from March 2020 to March 2021. Mr. Ziegler was previously Senior Vice President, Deputy General Counsel and Assistant Corporate Secretary at Medidata Solutions, a leading technology and data platform for life sciences from July 2016 to March 2020. Prior to Medidata, Mr. Ziegler worked in ADP's legal department from February 2007 to July 2016, during which time he led ADP’s legal department for multinational corporations as Vice President and Assistant General Counsel. Before moving in-house, Mr. Ziegler worked in private practice in New York and has extensive legal experience counseling public and private companies in global corporate development, corporate governance and commercial transactions. He earned a B.A. (cum laude) from Duke University and a J.D. from Brooklyn Law School where he was an international business law fellow.

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Michael D. Hawkins. Mr. Hawkins has served as our Executive Vice President, Sales since August 2021. Previously, Mr. Hawkins served as our Senior Vice President of Sales from August 2019 to August 2021, Vice President of Sales from March 2015 to August 2019, Director of Sales from January 2013 through March 2015, Area Sales Manager from January 2012 to December 201 2, and Regional Sales Director from August 2010 to December 2011. Mr. Hawkins is also a member of our ESG Task Force. Prior to joining Workiva, Mr. Hawkins was Business Development Manager at ExactTarget from July 2008 to August 2010, as Account Executive at OnForce from May 2006 to September 2007, and as Account Executive and Director of Sales at Truist (formerly CreateHope, Inc.) from May 2001 to April 2006. Mr. Hawkins earned a B.A. from Miami University and a J.D. from George Washington University Law School.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis section ("CD&A"), we describe the executive compensation program for our named executive officers ("NEOs"). We also explain how the Compensation Committee of the Board of Directors (the "Committee") determined the pay of our NEOs and its rationale for specific compensation decisions related to the fiscal year ended December 31, 2021.
Our Named Executive Officers for Fiscal 2021
Our CD&A describes our executive compensation program and the decisions for fiscal year 2021 regarding the compensation for the NEOs listed in the table below.
In fiscal 2021, Mr. Miller served as our Executive Vice President and Chief Financial Officer from January 1, 2021 until his retirement on February 26, 2021, when Ms. Klindt was appointed Chief Financial Officer. Prior to becoming Senior Vice President, Chief Financial Officer, Chief Accounting Officer, and Treasurer on February 27, 2021, Ms. Klindt served as Senior Vice President, Treasurer, and Chief Accounting Officer.

Name	Title
Martin J. Vanderploeg, Ph.D.[1]	Chief Executive Officer, President ("CEO")
Julie Iskow[1]	Executive Vice President, Chief Operating Officer
Jill Klindt	Senior Vice President, Chief Financial Officer ("CFO"), Chief Accounting Officer, Treasurer
Jeffrey Trom, Ph.D.[2]	Executive Vice President, Chief Technology Officer
Mithun Banarjee[3]	Executive Vice President, Chief Customer Officer
J. Stuart Miller	Former Executive Vice President, Chief Financial Officer
We believe the compensation program for our NEOs in 2021 was instrumental in helping us achieve strong performance in 2021, as discussed below, by providing a combination of short-term and long-term incentives designed to lead to such performance.
1 Ms. Iskow was promoted to President and Chief Operating Officer on March 1, 2022, to allow Mr. Vanderploeg to more fully focus on his role as CEO of the Company.
2 Mr. Trom is serving as Chief Technology Officer in a half time capacity, effective March 1, 2022, and in connection therewith surrendered certain administrative duties to focus on technology.
3 Mr. Banarjee stepped down from his role as Chief Customer Officer on March 1, 2022, in order to take a six month, unpaid temporary leave of absence. In connection with this leave of absence, Mr. Banarjee remains employed by the Company but has ceased to perform duties as an executive officer.

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This CD&A provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each element of compensation we provide. In addition, we explain how and why the Committee arrived at the specific compensation policies and decisions involving our NEOs for fiscal year 2021.
This CD&A contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation plans and arrangements. The actual compensation plans and arrangements that we adopt in the future may differ materially from currently anticipated plans and arrangements as summarized in this CD&A.
2021 Business Highlights
For the fiscal year ended December 31, 2021, highlights of our business performance included the following:
•Revenue for 2021 was $443.3 million, an increase of 26.1% compared with $351.6 million in the prior year. Subscription and support revenue was $379.3 million, an increase of 28.2% on a year-over-year basis.
•Net cash provided by operating activities was $49.8 million in 2021, compared to net cash provided by operating activities of $33.2 million in 2020.
•At December 31, 2021, 4,315 organizations subscribed to our platform as compared to 3,723 at December 31, 2020.
•Our subscription and support revenue retention rate was 97% at December 31, 2021, reflecting exceptional customer satisfaction.

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Our Compensation Philosophy
We operate within the software-as-a-service ("SaaS") market, which is highly competitive and rapidly evolving. We expect competition among companies in our market to continue to increase. Our ability to compete and succeed in this environment is directly dependent on our ability to recruit, incentivize and retain talented leadership. The market for this talent in the software industry is very competitive, particularly among companies in the SaaS sector. Our compensation philosophy is designed to establish and maintain a compensation program that attracts and rewards talented, highly qualified leaders who possess the skills and competencies necessary to support our near-term objectives and create long-term value for our stockholders, expand our business, and assist in the achievement of our strategic goals.
Developing an effective compensation philosophy requires more than simply comparing pay to market practices. An important consideration lies in an understanding of a company’s position in the business life cycle. For a company’s executive compensation strategy to be effective, that strategy must consider the interests of the company’s three primary constituencies, each having its own interests and desired outcomes:
•Stockholders make a significant, direct financial investment in the company. This investment is essential to the company’s ongoing operations. These investors expect a return on that investment. This return should be delivered within the context of an appropriate risk/reward profile. As such, our compensation philosophy is designed to align our executive compensation with the interests and concerns of our stockholders.
•The company also makes a substantial investment in the form of the total compensation provided to its executives and looks for a corresponding return in growth and financial performance. Our compensation philosophy is designed to support out recruitment and retention strategies as well as to recognize and reward the results and behaviors that contribute to our success.
•Executives desire a compensation opportunity that provides a high level of perceived value, so compensation arrangements need to be flexible to meet their financial and career-related needs and strike a balance between meeting the near-term liquidity needs of our executives with their long-term needs for capital accumulation.
In fiscal 2021, the Committee reviewed and assessed our compensation philosophy, which is intended to promote Workiva’s core values. The Committee believes that a great work environment, substantial employee ownership, and meaningful pay and benefits support a winning team, company and workplace. We believe that the compensation of our executive officers and employees should reflect our performance as an organization, and their performance as individuals. Further, our executive compensation program is designed to focus on ownership, innovation and results, and to be fair and flexible.
The Committee also recognizes the importance of providing fair rewards for employee contributions. We seek to provide target total direct compensation (base salary, bonus and equity) that is at or above market norms, and to provide parity and consistency within functions. We also believe in adhering to budgets, ensuring transparency and promoting

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understanding of our compensation philosophy and practices by our executives, while at the same time retaining the flexibility needed to promote talent acquisition and retention.
Consistent with this, our executive compensation program is designed to achieve the following objectives:
•Attract, motivate and retain employees at the executive level who contribute to our long-term success;
•Provide an overall compensation opportunity to our executives that is competitive, rewards the achievement of our business objectives and effectively aligns executive officers’ interests with those of our stockholders;
•Motivate our executives to achieve key strategic performance measures by linking incentive award opportunities to the achievement of performance objectives, and by providing a material portion of total compensation for executive officers in the form of ownership in our company through our equity compensation program; and
•Promote teamwork while also recognizing the individual role each executive officer plays in our success.

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Below are highlights of our current practices and policies that guide our executive compensation program. We believe the following items promote good corporate governance and are in the best interests of our stockholders and NEOs:

What We Do	What We Don't Do

Anti-hedging and anti-pledging policy	Guaranteed bonuses
Golden parachute policy	Discounted stock options or SARs
Compensation recoupment ("clawback") policy	Pension plans or Supplemental Executive Retirement Plans
Strong emphasis on performance-based compensation	Tax gross-ups on severance or change of control payments
Regular reviews of executive compensation and peer group data	Option repricing without stockholder consent
A work culture that fosters a focus on long-term value creation supported by tools that help executives to reach and maintain meaningful levels of individual share ownership	Dividend or dividend equivalents on full value awards prior to vesting

Annual risk assessments
Limited perquisites for executives
Minimum vesting periods for equity awards
Compliance with stock ownership guidelines

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The Principal Elements of Pay: Total Direct Compensation
Our compensation philosophy is supported by the following principal elements in our annual executive compensation program:

Element	Form	Purpose

Base Salary	Cash (fixed)	Provides a competitive level of pay that reflects the executive’s experience, role and responsibilities.

Short-Term Incentives	Cash (variable)	Rewards achievement of key corporate financial and strategic results for the year that have been identified as drivers of our success.

Long-Term Incentives	Equity (variable)
Creates an ownership culture that provides meaningful incentives for management to drive stockholder value creation, supports our retention strategy, promotes cross functional cooperation and aligns our executives with stockholder interests. Since we do not provide our executives with supplemental retirement benefits, it also provides an effective tool for long-term capital accumulation.

Design
Our executive compensation program has historically emphasized equity as a key component of our total compensation offering, which is consistent with practices in the SaaS market. The Committee believes that compensation in the form of equity helps align the interests of our executive officers with the long-term interests of our stockholders by driving achievement of our strategic and financial goals. It also supports our ownership culture, which encourages our executives to take initiative, demonstrate leadership and effectively work across business lines to achieve results that are in the best interests of the Company and its stockholders.
We use restricted stock units ("RSUs") as our primary equity vehicle for our executive officers, including our NEOs. We believe that RSU awards both align the interests of employees with stockholders and provide a longer-term focus through a multi-year vesting schedule, while managing dilution to existing investors and providing greater predictability to our executive officers in the value of their compensation.
To maintain a competitive compensation program, we also offer cash compensation in the form of base salaries and short-term incentives in the form of annual performance-based cash payments, resulting in total cash compensation for our executive officers that is aligned with market practices in our competitive markets. We do not benchmark to specific percentiles for any element of our compensation program, but instead use competitive market information for general guidance.
During fiscal 2021, the Committee, with the assistance of our compensation consultant, reviewed our executive compensation, including base salaries, short-term incentives, equity awards and benefit programs, to confirm the continued alignment of our compensation program with stockholder interests and appropriate rewards and incentives for our executive officers.

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Our Decision-Making Process
Pursuant to its charter and in accordance with NYSE rules, the Committee oversees the compensation and benefits programs for our NEOs. The Committee includes only independent, non-employee members of the Board of Directors. The Committee works closely with its compensation consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which may be accessed through http://investor.workiva.com/investors/corporate-governance.
We evaluate our compensation philosophy and compensation programs as circumstances require, and at a minimum, we review our executive compensation annually. As part of this review process, we apply our values and the objectives outlined in this CD&A, while also considering whether our proposed compensation ensures that we remain competitive for talent, that we meet our retention objectives, and that our cost of replacement for a key employee is reasonable.
The Role of the Committee
The compensation of our NEOs is determined each year by the Committee. Our Chief Executive Officer typically provides annual recommendations to the Committee and discusses with the Committee the compensation and performance of the NEOs on the senior management team who report directly to him. Because our Chief Executive Officer is involved in the day-to-day operation of our business, he is able to base his recommendations in part upon his review of the performance of our executive officers. The Committee may exercise its discretion in modifying any recommended compensation adjustments or awards to executives. The Committee reviews the performance of our Chief Executive Officer and meets in executive session without him to determine his compensation. In addition, Committee meetings typically have included, for all or a portion of each meeting, not only the members of the Committee and our Chief Executive Officer, but also our compensation consultant as well as our Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary, who advises the Committee on compliance issues and serves as secretary of the Committee’s meetings.
The Committee seeks to ensure that the links between our executive compensation program and our business goals are responsible, appropriate and strongly aligned with stockholder interests. The Committee annually determines the compensation levels of our NEOs by considering several factors, including:
•Each NEO's role and responsibilities;
•How the NEO is performing those responsibilities;
•Our historical and anticipated future financial performance;
•Compensation practices of a group of comparable public companies (where appropriate); and
•The need to retain highly qualified executives in a competitive SaaS market for leadership talent.

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The Role of Compensation Consultant and Use of Market Data
The Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. For fiscal year 2021, The Sillery Group ("TSG"), which was retained as advisor to management, also served as executive compensation consultant to the Committee to review and provide advice on the principal aspects of the Company’s executive compensation program. TSG coordinated all work with the Committee and with management. TSG believes that by coordinating its work in this manner, it can best understand and address the needs of all key constituencies: the stockholders, the company and the executives.
The compensation consultant provides the Committee and the Board with guidance regarding the amount and types of compensation we provide to our executives and how these compare to peer company compensation practices, as well as other compensation-related matters. The compensation consultant also advises the Committee with respect to our equity plans and provides the Board with data that helps the Board develop our executive compensation program.
The compensation consultant attends meetings of the Committee as requested and also communicates with the Committee outside of meetings. The Committee may replace its compensation consultant or hire additional advisors at any time.
During fiscal 2021, TSG provided the following services as requested by the Committee:
•Assisted in the development of the compensation market data we used to understand market competitive compensation practices;
•Reviewed and assessed our compensation practices and the cash and equity compensation levels of our executive officers (including an equity-based incentive arrangements, stock ownership guidelines and change in control practices), including our NEOs, and also for members of our Board of Directors;
•Reviewed and assessed our current compensation programs to determine any changes that may need to be implemented in order to remain competitive with the market, as well as conducting an equity burn rate and overhang analysis;
•Reviewed and assessed a broad range of compensation practices against peer companies to ensure alignment with market practices;
•Advised on regulatory developments relating to executive compensation; and
•Collaborated on the risk assessment relating to employee compensation, including all performance-based incentive arrangements.
In electing to engage TSG, the Committee took into consideration all factors relevant to TSG’s interactions with the Company’s management and concluded that no conflict of interest existed that would prevent TSG from independently advising the Committee.
With the assistance of TSG, the Committee utilized market data to better inform its determination of the key elements of our compensation program in order to develop a compensation program that the Committee believes will enable us to compete effectively for new employees and retain existing employees. In general, this market data consists of

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compensation information from publicly available sources including proxy statements and third-party compensation surveys.
TSG reviews our competitive markets annually to determine the appropriateness of various sources of market data based on a variety of factors including: similarities in revenue levels and size of market capitalization and enterprise value, similarities to the industries in which we operate, the overlapping labor market for top management talent, our status as a publicly traded, U.S.-based SaaS company and various other characteristics.
For the determination of compensation of our NEOs for fiscal year 2021, the Committee analyzed total compensation practices for executives in a peer group of companies, with a focus on SaaS companies, to serve as the basis for our compensation review process in 2021.
The Committee believes that this data is representative of companies that compete with us for executive talent and are similar to us in revenue, revenue growth rate, market capitalization, industry, and size. The Committee also determined that the companies in the peer group generally have executive officer positions that are comparable to ours in terms of breadth, complexity, and scope of responsibilities.
This peer group includes the following companies:

Alteryx, Inc.	Cloudera, Inc.	Q2 Holdings, Inc.
AppFolio, Inc.	Coupa Software Incorporated	Rapid7, Inc.
Aspen Technology, Inc.	FireEye, Inc.	RingCentral, Inc.
Avalara, Inc.	HubSpot, Inc.	Smartsheet, Inc.
Benefitfocus, Inc.	New Relic, Inc.	Twilio, Inc.
BlackLine, Inc.	Paycom Software, Inc.	Zendesk, Inc.
Box, Inc.	Paylocity Holding Corporation	Zuora, Inc.
For the 2022 review process, the Committee reviewed the annual revenue and market capitalization of Workiva's current peer group list and potential peers. The Committee added eight companies to the peer group (Anaplan, Everbridge, Inc., MicroStrategy Incorporated, Mimecast, OKTA, Qualys, Inc., Sailpoint Technologies, and Splunk) and removed eight companies from the peer group (Benefitfocus, Inc., Box, Inc., Cloudera, Inc., New Relic, Inc., Paycom Software, Inc., Paylocity Holding Corporation, Q2 Holdings, Inc., and Zuora, Inc.). These changes bring Workiva closer in line with practices in its competitive markets, as represented by its peer group of companies.

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While the Committee and our Board of Directors will consider the compensation levels of the executives at the companies in our primary compensation peer group to provide a general understanding of market practices among similar companies, we will not benchmark or specifically set compensation levels based on the percentile levels reflected by the compensation peer group. Instead, we will consider a number of factors in addition to this market data, such as skills, experience, functional position, leadership roles and competition for talent, to determine the appropriate level of compensation on an individual basis. As a result, the target compensation opportunity for an individual executive may be higher or lower than market norms. In making this assessment, we also recognize the compensation opportunity for superior performers based on their achievement may be at the high end of the market range for pay practices.
Supplemental Reference Groups
In addition to developing a peer group for 2021, our Committee, with the assistance of TSG, developed supplemental sets of reference data. These reference groups comprise companies that we may compete with more broadly for executive talent, as well as companies we consider to be market leaders in developing competitive compensation practices within the technology industry. We did not limit ourselves to a specific set of criteria for their selection and instead the groups were selected to provide a broader understanding of practices, trends, and overall executive compensation levels at technology companies outside of our own sector. These sources are intended to supplement the data compiled in our peer company analysis when necessary by providing additional information on NEO positions, particularly in those cases where the combination of functional responsibilities assigned to individuals is not well represented in the primary peer group.
Some companies may be in both the primary peer group and supplemental reference groups because they were determined to be appropriate for the objectives of each group. The companies in the supplemental reference groups include companies in the software and services sector, as well as the broader technology sector, with annual revenues between $220 million and $880 million.
Executive Compensation Program Elements
The key elements of our executive compensation program include base salary, annual cash bonuses, and equity-based awards. Each executive officer’s compensation has been designed to provide a combination of pay elements that are tied to achievement of our short-term and long-term financial and operational objectives. All of these elements are intended to work in aggregate to provide an overall competitive compensation opportunity. In particular, we believe our use of RSU awards, which typically vest over three years, promotes a culture of long-term value creation, while cash bonuses payable based upon annual performance drive achievement of near-term objectives.
Our executive compensation program supports a pay-for-performance philosophy. As shown in the Summary Compensation Table, in fiscal 2021, fixed compensation (i.e., salary and Other Compensation) made up about 8% of total compensation, with the remaining 92% delivered through variable incentive-based programs. Additionally, about 25% of target total compensation is delivered in cash (i.e., salary and target cash incentives) with the remaining 75% delivered through equity-based long-term incentives.

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	Base (fixed)	Bonus (variable)	Equity (variable)

Martin J. Vanderploeg, Ph.D.	$690,000	$1,293,750	$7,760,034
Julie Iskow	$575,000	$862,500	$6,000,007
Jill Klindt	$400,000	$450,000	$4,557,810
Mithun Banarjee	$400,000	$450,000	$3,800,023
Jeff Trom	$450,000	$675,000	$3,800,044
Mr. Miller is not included in this chart due to his departure from the Company in February 2021.
Base Salary
We believe we must offer competitive base salaries to attract, motivate and retain all employees, including our executives. The Committee has generally set the base salaries for our executives, including the NEOs, based on three primary factors:
•A comparison to the base salaries paid by the companies in our compensation peer group;
•The overall compensation that each executive may potentially receive during his or her employment with us; and
•Internal parity considerations with respect to the base salaries of other executives who are comparably situated in terms of reporting structure and level of responsibility.
We did not increase base salaries for any 2021 NEO that was also an NEO in 2020, as we believed that base salaries remained appropriate for those executive officers. Any salary increases to current 2021 NEOs were made prior to their attaining NEO status in 2021.

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Annualized 2021 base salaries for our NEOs are shown in the table below, as well as in the Summary Compensation Table found later in this document.

Named Executive Officer	2021 Base Salary ($)
Martin J. Vanderploeg, Ph.D.	690,000
Julie Iskow	575,000
Jill Klindt	400,000
Jeffrey D. Trom, Ph.D.	450,000
Mithun Banarjee	400,000
J. Stuart Miller	400,000
These salaries are intended to provide a stable level of fixed compensation to our executive officers, including our NEOs, for performance of their day-to-day responsibilities. In making a determination as to whether increases to the base salaries for each of our NEOs were necessary, the Committee took into account the demand for executive talent in the industry and geographic areas in which we compete for talent. The Committee also recognized the importance of retaining this executive team and the role the base salary plays in retention, particularly considering the significant roles of our NEOs in achieving our near- and long-term growth objectives, as well as the attractiveness of these executives in the market.
Non-Equity Incentive Plan Compensation
We adopted our 2021 Short-Term Incentive Plan as a non-equity incentive compensation plan to provide our NEOs the opportunity to earn a performance-based cash bonus based on the achievement of a combination of financial and non-financial objectives that are tied to our strategic plan.
In developing our 2021 incentive plan, we benchmarked best practices within our competitive markets with regard to pay levels, plan design and performance metrics. We also conducted a comprehensive review of the critical financial and strategic success factors of our business plan to determine the factors that will contribute most to our success. The Committee's objective was to construct a plan that motivates executives to achieve high levels of performance by recognizing and rewarding the results and behaviors that contribute to sustained success.
Performance measurement under our 2021 Short-Term Incentive Plan is based on three metrics we have identified as key success factors in achieving our growth strategies:
•Revenue growth
•Non-GAAP operating loss
•Operating cash flow
For purposes of our 2021 incentive plan, we defined (i) "revenue growth" as the percentage growth in revenue determined in accordance with generally accepted accounting principles ("GAAP") as reflected in our annual financial statements; (ii) "non-

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GAAP operating loss" as GAAP operating loss as reflected in our annual financial statements (including the accrued expense for short-term cash incentive payments) adjusted to exclude expenses related to stock-based compensation; and (iii) "operating cash flow" as our GAAP operating cash flow.
Of the three performance metrics under the 2021 Short-Term Incentive Plan, the Committee considered revenue growth to be most critical to maximizing the creation of value for stockholders. While the Committee believes that it is desirable to minimize non-GAAP operating losses and keep operating cash flow positive, high levels of revenue growth have a disproportionate impact on market perceptions of Workiva. Accordingly, the Committee assigned the heaviest weight among these metrics to revenue growth under the 2021 plan.
The Committee set the following performance targets for the 2021 Short-Term Incentive Plan, based on the 2021 operating budget approved by our Board of Directors, and weighted these metrics as follows (dollar amounts shown in thousands):

Performance Metric	Target	Weighting
Revenue Growth	18.6%	60%
Non-GAAP Operating Loss	$(12,869)	20%
Operating Cash Flow	$14,989	20%
Targeted payout levels are expressed as a percentage of base salary and established for each participant. The targets under our 2021 incentive plan for each executive are shown below:

Named Executive Officer	2021 Target Bonus
Martin J. Vanderploeg, Ph.D.	125%
Julie Iskow	100%
Jill Klindt	75%
Jeffrey D. Trom, Ph.D.	100%
Mithun Banarjee	75%
J. Stuart Miller	75%
Each NEO's target bonus was determined by the Committee based on that NEO’s title and/or role. The Committee believed the financial performance components of the 2021 incentive plan were achievable, but appropriately challenging, based on market climate and internal budgeting and forecasting. The 2021 Short-Term Incentive Plan sets threshold, target and maximum performance levels, which are used to determine the percentage of target bonus to be paid out, with payouts ranging from 0% to 150% of targeted payout levels (e.g., the maximum bonus payout for an individual with a targeted payout level of 75% of annual base salary would be 112.5% of annual base salary).

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The following table outlines the threshold, target and maximum financial performance objectives for the 2021 Short-Term Incentive Plan and the resulting payout percentages:

		Threshold	Target	Maximum
Performance	<80%	80%	100%	>120%
Payout	—%	50%	100%	150%
Performance between threshold and target and between target and maximum will be interpolated.
In addition to the financial metrics discussed above, the Committee also considers performance relative to key strategic goals that are generally non-financial in nature, as well as individual NEO performance. Based on the Committee’s assessment of these factors, the Committee can exercise discretion to modify the calculated payout derived from the matrix shown above to determine final payout amounts. As a result, the final award may be higher or lower than the calculated amount.
2021 Performance Results
Based on Company actual performance relative to the financial goals set under the 2021 incentive plan, the award for each executive would be payable at or near 150% of their individual target, i.e., performance for each metric closely approached or exceeded 120% of the target amount (dollar amounts shown in thousands):

Performance Metric	Target	Actual Results	Achievement of Target
Revenue Growth	18.6%	26.1%	140.3%
Non-GAAP Operating Loss	$(12,869)	$20,014	355.5%
Operating Cash Flow	$14,989	$49,844	332.5%

The final payout amounts under our 2021 Short-Term Incentive Plan for each individual executive were approved at the amounts shown below:

Executive	2021 Base Salary ($)	2021 Target Bonus ($)	2021 Target Bonus (%)	2021 Calculated Bonus ($)	2021 Approved Bonus Payout ($)	Approved Bonus Payout as a % of Base Salary
Martin J. Vanderploeg, Ph.D.	690,000	862,500	125%	1,293,750	1,293,750	188%
Julie Iskow	575,000	575,000	100%	862,500	862,500	150%
Jill Klindt	400,000	300,000	75%	450,000	450,000	113%
Jeffrey D. Trom, Ph.D.	450,000	450,000	100%	675,000	675,000	150%
Mithun Banarjee	400,000	300,000	75%	450,000	450,000	113%
Mr. Miller was not eligible for a bonus under the 2021 incentive plan due to his departure from the Company in 2021.

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Equity Incentives
We believe that providing long-term incentives in the form of equity awards encourages our NEOs to take a long-term outlook and provides our NEOs with an incentive to manage our business from the perspective of an owner with an equity stake in the business. By providing opportunities for our NEOs to benefit from future successes in our business through the appreciation of the value of their equity awards, the Committee believes that equity awards align our NEOs’ interests and contributions with the long-term interests of our stockholders. In addition, the Committee believes that offering meaningful equity ownership in the Company assists us in retaining our NEOs.
The Committee periodically reviews our equity compensation program from a market perspective, as well as in the context of our overall compensation philosophy. The Committee also considers the appropriateness of various equity vehicles, as well as overall program costs (which include both stockholder dilution and compensation expense), when evaluating long-term incentive compensation. Further, the Committee considers competitive market data and competitive positioning analysis, as well as our recruitment and retention strategies. Finally, the Committee considers each NEO's individual performance, as well as the size and vesting schedule of previous equity awards to each NEO.
Prior to 2016, we granted executive officers equity compensation in the form of non-qualified stock options and shares of restricted stock ("RSAs"). In 2016, we began granting our executive officers restricted stock units ("RSUs") instead of RSAs. The Committee made this change to allow executive officers to defer the delivery of shares pursuant to our Non-Qualified Deferred Compensation Plan. In 2018, the Committee began granting equity compensation to our executive officers solely in the form of RSUs. This change was driven by the following considerations:
•RSUs help us better manage potential dilution to stockholders since they require fewer shares to provide the same date of grant value to employees.
•RSUs are more valued by our employees than stock options because they have value at the date of grant.
•RSUs are more consistent with the ownership culture we have created at Workiva.
•RSUs are simpler to communicate to employees because the grant value is based on the current stock price rather than complex Black-Scholes or binomial calculations.
•RSUs mitigate the potential inherent risk that can be associated with stock options.
Our RSUs typically vest over time, and we believe they help incentivize our executives to build value that can be sustained over the longer term. Because RSUs have value to the recipient as of the date of grant, RSUs help us retain and incentivize employees during their vesting periods by providing a high reciprocal value and also result in us granting awards with fewer underlying shares of our common stock as compared to stock options with an equivalent grant date fair value.

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For 2021, our annual equity grant was awarded in the form of RSUs that vest in three equal annual installments. RSUs are subject to the terms and conditions set forth in the form of our restricted stock unit award agreement and our 2014 Equity Incentive Plan.
For 2021, the Committee targeted providing each of our NEOs with annual equity award grants that were competitive with those of peer executives at comparable companies. Ms. Klindt was also awarded an additional equity grant on March 1, 2021 as part of her promotional increase for her new role as Workiva's Principal Financial Officer. Additionally, an analysis of equity grant practices among peer companies conducted by TSG showed an increase in the size of annual grants made by peers, as well as an increase in the number of peers providing retention grants to key personnel. As a result of this analysis, on September 1, 2021, the Committee granted each of our NEOs one-time retention equity awards that vest in three equal annual installments. Given the competitive nature of the industry in which we operate, the Committee believes equity compensation at this level is generally required to retain our existing NEOs and to hire new executive officers when and as required.
Details of RSU grants to NEOs are provided in the "Grants of Plan-Based Awards" table presented below.
Looking Forward to 2022
We view our compensation program as evolutionary, and each year consider whether further refinements are needed. For 2022, we have made the following adjustments:
•No annual salary adjustment for our NEOs (except for the 50% reduction in the annualized base salary for Mr. Trom as of March 1, 2022, in connection with the reduction in scope of his responsibilities).
•No changes to the performance metrics and their relative weighting in the short-term incentive plan.
•Determination that the relative weight of annual equity grants for our NEOs appropriately reflects equity compensation practices among our peer organizations. In March 2022, the Committee awarded an additional equity grant to Ms. Iskow pursuant to her promotion to President and Chief Operating Officer.
•Approval of several changes for ongoing equity awards, including a minimum vesting period of one year for new employee grants, the express prohibition of payment of any dividends prior to the vesting of any new full value awards, and the application of Workiva's clawback policy to all new equity awards.
•Approval of the use of performance-based restricted stock units ("PSUs"). The first PSU awards were made to the members of Workiva's executive management team, including each of our NEOs, in February of 2022. These awards were made in tandem with awards of service-based RSUs. The Committee intends that future equity grants will continue to be awarded as a combination PSUs and RSUs. The introduction of PSUs is intended to provide an equity mix that supports our recruitment and retention strategies. It also is aligned with our pay-for-performance philosophy by providing rewards at two levels: the number of shares earned based on performance and the value of the shares when they vest. Finally,

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the combination of RSUs and PSUs better aligns us with practices in our peer companies.
•Approval of stock ownership guidelines for members of Workiva's executive management team and independent directors. These guidelines are discussed in greater detail within the "Other Compensation Policies" section of this proxy statement.
Benefits and Perquisites
Our NEOs also generally participate in other benefit plans on the same terms as all of our other employees. These plans include our medical and dental insurance, life insurance and short- and long-term disability insurance programs, as well as customary vacation, leave of absence and other similar policies. In addition, we provide our executives with a supplemental disability income insurance policy. The premiums for this supplemental disability insurance are included in All Other Income in the Summary Compensation Table below. We generally do not provide other perquisites or personal benefits to our NEOs.
We sponsor a 401(k) Savings and Investment Plan, which is a qualified defined contribution retirement plan offered to all eligible employees, including our NEOs. This plan allows participants to elect to defer a portion of their compensation on a pre-tax basis, up to the limits imposed by the Internal Revenue Code (the "Code"). We do not currently match employee contributions to this plan.
Employment Arrangements
We have entered into employment agreements with all of our NEOs, with the exception of Ms. Klindt, who was promoted to her current position of SVP, Chief Financial Officer and Treasurer in 2021 and who did not have an employment agreement in place prior to her promotion. These agreements provide for at-will employment and generally include an initial base salary, an indication of eligibility for an annual cash incentive award opportunity, and equity awards at the discretion of our Board. These agreements also contain restrictions on non-competition and non-solicitation for the six-month period following termination. In addition, each of our executive officers, including our NEOs, has executed our standard confidential information and invention assignment agreement.
Our employment agreements with our NEOs also require us to make specific payments and benefits in connection with the termination of each NEO's employment under certain circumstances. For a description of these payments and other benefits, see "Executive Compensation - Potential Payments upon Termination or Change in Control." We believe that these severance arrangements help us to attract and retain key management talent in an industry where there is significant competition for management talent. We also believe that these agreements provide retention value by encouraging our NEOs to continue service with us and increase stockholder value by reducing any potential distractions caused by the possibility of an involuntary termination of employment or a potential change in control, allowing our NEOs to focus on their duties and responsibilities.

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Other Compensation Policies
Stock Ownership Guidelines
Our Board of Directors has adopted stock ownership guidelines for our NEOs and the non-employee members of our Board of Directors, effective January 1, 2022. These guidelines are intended to align the financial interests of our NEOs and the non-employee members of our Board of Directors with our stockholders by requiring them to acquire and maintain a meaningful ownership interest in our common stock. These guidelines are intended to take into account an individual’s needs for portfolio diversification, while maintaining an ownership interest at levels sufficient to assure our stockholders of management’s commitment to long-term value creation.
Specifically, the guidelines require our NEOs and the non-employee members of our Board of Directors to acquire and hold shares (including restricted stock units) of our common stock with an aggregate value at least equal to the following multiple of their annual base salary or cash retainer, as applicable:

Position	Stock Ownership Requirement

Chief Executive Officer	Six times annual base salary

Other Executive Officer	Three times annual base salary

Non-Employee Member of Board of Directors	Five times annual cash retainer

Executive Officers have five years, and non-employee members of our Board of Directors have three years, from the effective date of the guidelines or, if later, from commencement of service as an executive officer or non-employee member of our Board of Directors, to achieve compliance with the applicable guideline. Thereafter, compliance is assessed on an annual basis. As of April 4, 2022, all NEOs and non-employee members of our Board of Directors are in compliance with these guidelines.
If, at the applicable compliance measurement date, a covered individual does not meet the applicable guideline, then, until he or she is in compliance with the guidelines, he or she will be expected to hold 50% of the net shares acquired thereafter as a result of the exercise, vesting or settlement of any equity award received from us.
Stock Trading Practices
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Hedging transactions may permit a director, officer or employee to continue to own our securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as our other stockholders. Therefore, directors, officers and employees are prohibited by our Insider Trading Policy from engaging in any such transactions.
Our Insider Trading Policy includes guidelines for Rule 10b5-1 trading plans that permit our directors and certain employees, including our NEOs, to adopt Rule 10b5-1 trading plans. Under our 10b5-1 trading plan guidelines, 10b5-1 trading plans may only be adopted or modified during an open trading window under our insider trading policy and only when

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such individual does not otherwise possess material nonpublic information about our company.
Policy on Stock Pledging
The Nominating and Governance Committee of the Board of Directors has established firm guidelines to ensure that the pledging of shares by any Workiva executive reasonably, appropriately and adequately balance the interests of stockholders to protect the value of shares with the flexibility and liquidity needs of our executives to use shares as collateral. Our Insider Trading Policy only permits pledges of our securities by employees, officers and directors with the written pre-approval of our Chief Legal and Administrative Officer. Under that policy, our Chief Legal and Administrative Officer only approves pledges of our securities by directors and officers in amounts consistent with guidelines approved by the Nominating & Governance Committee of the Board of Directors and reports quarterly any pledging activity to the Committee to ensure appropriate oversight. Any and all outstanding pledges by officers and directors have been approved in accordance with the policy and the guidelines.
Compensation Recoupment ("Clawback") Policy
Our executive employment agreements and equity award agreements provide that any incentive-based compensation, or any other compensation, paid to an executive that is subject to recovery in the event that the executive's intentional misconduct or fraud causes or is a contributing factor that causes us to restate all or a portion of our financial statements, or under any law, government regulation or stock exchange listing requirement, will be subject to all deductions and clawbacks as may be required to be made pursuant to any applicable law, government regulation or stock exchange listing requirement.
We intend to review, and if necessary revise, our clawback policy to ensure compliance with Dodd-Frank Wall Street Reform and Consumer Protection Act as soon as practicable after the SEC adopts rules that set forth the requirements for such clawback policies and as such rules become effective for us.
Equity Award Grant Practices
The majority of our equity awards to executives are granted on an annual basis in February. New hire and ad hoc awards are generally granted monthly throughout the year. It is our practice to grant equity awards on the first trading day of the month following the month in which the awards were approved.
Severance
We believe that having in place reasonable and competitive severance arrangements are essential to attracting and retaining highly qualified executive officers. We monitor competitive practices in the market and we believe that our severance policy is well aligned with those of our peers. More importantly, the Committee believes that our policy fosters stability within executive management by helping our executives maintain continued focus and dedication to their responsibility to maximize stockholder value, including in the event of a transaction that could result in a change in control of our Company. Our ability to build the exceptional leadership team we have in place today was due in large part to our having a full complement of compensation tools available to us

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and the flexibility to use them. This includes the ability to leverage our severance policy, which includes protections in the event of a change in control. We do not provide any contractual tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a release of claims in favor of the Company as a condition to receiving severance payments or benefits. The Committee strongly believes that our severance policy, which is guided by our compensation philosophy and governance practices and policies, is both reasonable and competitive.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Generally, Section 162(m) of the Code disallows a tax deduction to any publicly held corporation for any remuneration in excess of $1 million paid in any taxable year to its chief executive officer and to certain other highly compensated officers, who are referred to as "covered employees." Under tax laws in effect prior to January 1, 2018, remuneration in excess of $1 million paid to covered employees was deductible if, among other things, it qualified as "performance-based compensation" within the meaning of the Code. This exception from the deduction limit under Section 162(m) of the Code for performance-based compensation was repealed in the tax reform legislation signed into law on December 22, 2017. In addition, the definition of covered employee has been expanded to include the chief financial officer, and provides that once an individual becomes a covered employee, that individual will remain a covered employee for all future years for purposes of applying the limit to compensation paid to such individual or his or her beneficiaries.
Taxation of "Parachute" Payments and Deferred Compensation
We did not provide any executive officer, including any NEO, with a "gross-up" or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999 or 409A of the Code during fiscal year 2018, and we have not agreed and are not otherwise obligated to provide any NEO with such a "gross-up" or other reimbursement. Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control that exceeds certain prescribed limits, and that we, or a successor company, may forfeit a deduction on the amounts subject to this additional tax. Section 409A also imposes additional significant taxes on the individual in the event that an executive officer, director or other service provider receives "deferred compensation" that does not meet the requirements of Section 409A of the Code.
Accounting Considerations
Authoritative accounting guidance on stock compensation requires measurement of the compensation expense for all share-based awards made to employees (such as our NEOs) and directors based on the grant date "fair value" of the awards. The Committee considers the the impact of FASB ASC Topic 718 when making share-based compensation awards. Even though our NEOs and directors may realize no value from their equity awards, these values have been calculated for accounting purposes and reported in the tables below. This guidance also requires us to recognize the compensation cost of share-

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based awards in our income statements over the period that the NEO or director is required to continue service with us in order to vest in the equity award.
Compensation Risk Assessment
The Committee has reviewed our compensation policies and believes that our policies do not encourage excessive or inappropriate risk taking and that any level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. As part of its assessment, the Committee considered, among other factors, the allocation of compensation among base salary and short- and long-term compensation, our approach to establishing company-wide and individual financial, departmental and other performance targets, our bonus structure of payouts and the nature of our key performance metrics. We also considered factors in place both as part the design of each compensation plan and through company policy that would mitigate the possibility of unintended consequences. We believe these practices encourage our employees to focus on sustained long-term Company growth, which we believe will ultimately contribute to the creation of stockholder value.
Compensation Committee Report
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Regulation S-K Item 402(b) (the "CD&A") with management and based upon such review and discussion, our Compensation Committee recommended to our Board that the CD&A be included in our Proxy Statement.

COMPENSATION COMMITTEE

Ms. Brigid A. Bonner (Chair)
Mr. David S. Mulcahy
Mr. Suku Radia

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Compensation Tables
Summary Compensation Table
The table below sets forth the annual compensation earned by our NEOs for the years ended December 31, 2021, 2020 and 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

Martin J. Vanderploeg, Ph.D.	2021	690,000	—	7,760,034	—	1,293,750	47,486	(2)	9,791,270
Chief Executive Officer and Director	2020	690,000	—	2,414,999	—	412,500	52,693		3,570,192
	2019	690,000	—	2,414,987	—	1,188,179	59,744		4,352,910
Julie Iskow	2021	575,000	—	6,000,007	—	862,500	26,986	(3)	7,464,493
President, Chief Operating Officer and Director	2020	575,000	—	2,199,986	—	575,000	19,763		3,369,749
	2019	143,750	875,000	5,999,983	—	—	4,551		7,023,284
Jill Klindt	2021	391,667	—	4,557,810	—	450,000	650	(4)	5,400,127
Senior Vice President, Chief Financial Officer
Jeffrey Trom, Ph.D.	2021	450,000	—	3,800,044	—	675,000	20,866	(5)	4,945,910
Executive Vice President, Chief Technology Officer	2020	450,000	—	1,619,985	—	450,000	21,800		2,541,785
	2019	450,000	—	1,619,982	—	619,920	26,087		2,715,989
Mithun Banarjee	2021	400,000	—	3,800,023	—	450,000	6,889	(6)	4,656,912
Executive Vice President, Chief Customer Officer
J. Stuart Miller	2021	66,667	—	2,599,999	—	—	40,722	(7)	2,707,388
Executive Vice President, Chief Financial Officer	2020	400,000	—	1,800,009	—	300,000	19,161		2,519,170
	2019	400,000	—	1,799,980	—	413,280	21,563		2,634,823
(1)The amounts reported are computed in accordance with FASB ASC Topic 718 based on the closing price of our Class A common stock on the date of grant. These amounts do not reflect the actual economic value that may ultimately be realized by the NEOs.
(2)Includes $46,836 of premiums paid for supplemental disability insurance, as well as an annual service award payable to all employees.
(3)Includes $25,922 of premiums paid for supplemental disability insurance, as well as an annual service award payable to all employees.
(4)Includes an annual service award payable to all employees.
(5)Includes $20,031 of premiums paid for supplemental disability insurance, as well as an annual service award payable to all employees and meal costs related to our annual R&D event.
(6)Includes $6,339 of premiums paid for supplemental disability insurance, as well as an annual service award payable to all employees.
(7)Includes $2,260 of premiums paid for supplemental disability insurance, as well as a payout of accrued but unused time off of $38,462.

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Grants of Plan-Based Awards
The following table sets forth information relating to plan-based incentive awards granted to our NEOs during 2021.

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Date(2)		Award Date(2)	Threshold ($)	Target ($)	Maximum ($)
Martin J. Vanderploeg, Ph.D.	02/01/2021	(5)	01/14/2021	—	—	—	49,383	5,000,029
	02/15/2021			431,250	862,500	1,293,750	—	—
	09/01/2021	(6)	08/12/2021	—	—	—	19,321	2,760,005
Julie Iskow	02/01/2021	(5)	01/20/2021	—	—	—	36,543	3,699,979
	02/15/2021			287,500	575,000	862,500	—	—
	09/01/2021	(6)	8/12/2021	—	—	—	16,101	2,300,028
Jill Klindt	02/01/2021	(5)	01/14/2021	—	—	—	3,457	350,021
	02/15/2021			150,000	300,000	450,000	—	—
	03/01/2021	(5)	02/15/2021	—	—	—	2,469	257,714
	03/01/2021	(5)	02/26/2021	—	—	—	22,514	2,350,011
	09/01/2021	(6)	08/12/2021	—	—	—	11,201	1,600,063
Jeffrey D. Trom, Ph.D.	02/01/2021	(5)	01/14/2021	—	—	—	19,753	1,999,991
	02/15/2021			225,000	450,000	675,000	—	—
	09/01/2021	(6)	08/12/2021	—	—	—	12,601	1,800,053
Mithun Banarjee	02/01/2021	(5)	01/14/2021	—	—	—	21,728	2,199,960
	02/15/2021			150,000	300,000	450,000	—	—
	09/01/2021	(6)	8/12/2021	—	—	—	11,201	1,600,063
J. Stuart Miller	02/01/2021	(5)	01/14/2021	—	—	—	25,679	2,599,999
	02/15/2021			25,000	50,000	75,000	—	—
(1)Represents awards made pursuant to our 2021 Short-Term Incentive Plan. Actual payouts under this plan were determined by the Compensation Committee applying negative discretion to the payouts indicated by the plan based on our 2021 performance. See "Compensation Discussion and Analysis - Executive Compensation Program Elements - Non-Equity Incentive Plan Compensation" for further discussion of our 2021 Short-Term Incentive Plan and the payouts thereunder.
(2)The Compensation Committee approved annual equity awards at the January 2021 Compensation Committee meeting for Messrs. Vanderploeg, Trom, Miller and Banarjee and Mses. Iskow and Klindt. The Compensation Committee amended the annual equity award granted to Ms. Iskow through Unanimous Written Consent in January 2021. Ms. Klindt received equity awards in accordance with her promotion to CFO, which were approved by the Compensation Committee through Unanimous Written Consent in February 2021. The Compensation Committee approved one-time retention awards at the August 2021 Compensation Committee meeting for Messrs. Vanderploeg, Trom, and Banarjee and Mses. Iskow and Klindt. In accordance with our equity award grant practices, the grant date is the first trading day of the month following the month in which grants are approved.
(3)Represents awards of restricted stock units granted pursuant to our 2014 Equity Incentive Plan.

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(4)Reflects the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 based on the closing price of our Class A common stock on the date of grant.
(5)Vests in three equal annual installments commencing on the first anniversary of the grant date subject to the individual’s continued service with us through each vesting date.
(6)Vests in three annual installments commencing on the first anniversary of the grant date with 25% vesting on the first anniversary, 25% vesting on the second anniversary, and 50% vesting on the third anniversary subject to the individual’s continued service with us through each vesting date.

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Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2021. Except for Mses. Iskow and Klindt, each of our NEOs has elected to defer settlement of certain vested restricted stock units pursuant to the terms of a deferral election. The vested restricted stock units are not included in the table below. For more information about these deferred units, see the section titled "Pension Benefits & Nonqualified Deferred Compensation" contained in this proxy statement.

	Option Awards						Stock Awards
Name	Option/Stock Award Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Martin J. Vanderploeg, Ph.D.	02/01/2016	(2)	84,210	—	14.74	01/31/2026	—	—
	02/01/2017	(2)	200,204	—	12.40	01/31/2027	—	—
	02/01/2019	(2)	—	—	—	—	19,231	2,509,453
	02/03/2020	(2)	—	—	—	—	34,879	4,551,361
	02/01/2021	(2)	—	—	—	—	49,383	6,443,988
	09/01/2021	(3)	—	—	—	—	19,321	2,521,197
Julie Iskow	10/01/2019	(2)	—	—	—	—	46,125	6,018,851
	02/03/2020	(2)	—	—	—	—	31,773	4,146,059
	02/01/2021	(2)	—	—	—	—	36,543	4,768,496
	09/01/2021	(3)	—	—	—	—	16,101	2,101,019
Jill Klindt	07/03/2017	(4)	25,000	—	18.60	07/02/2027	—	—
	02/01/2019	(2)	—	—	—	—	2,787	363,676
	02/03/2020	(2)	—	—	—	—	4,333	565,413
	02/01/2021	(2)	—	—	—	—	3,457	451,104
	03/01/2021	(2)	—	—	—	—	2,469	322,180
	03/01/2021	(2)	—	—	—	—	22,514	2,937,852
	09/01/2021	(3)	—	—	—	—	11,201	1,461,618
Jeffrey D. Trom, Ph.D.	02/01/2019	(5)	—	—	—	—	12,900	1,683,321
	02/03/2020	(2)	—	—	—	—	23,397	3,053,075
	02/01/2021	(2)	—	—	—	—	19,753	2,577,569
	09/01/2021	(3)	—	—	—	—	12,601	1,644,304
Mithun Banarjee	02/01/2019	(2)	—	—	—	—	8,759	1,142,962
	02/03/2020	(2)	—	—	—	—	20,219	2,638,377
	02/01/2021	(2)	—	—	—	—	21,728	2,835,287
	09/01/2021	(3)	—	—	—	—	11,201	1,461,618

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(1)The market value of unvested stock awards is based on the closing market price of our Class A common stock on December 31, 2021 of $130.49.
(2)Vests in three equal annual installments commencing on the first anniversary of the grant date.
(3)Vests as to 25% of the shares on the first anniversary, 25% of the shares on the second anniversary, and 50% of the shares on the third anniversary.
(4)Vests as to 25% of the shares on the first anniversary of the grant date and as to 6.25% of the shares at the end of each three-month period thereafter.
(5)Award of restricted stock units that vest in three equal annual installments commencing on the first anniversary of the grant date. The NEO has elected to defer settlement of the restricted stock units pursuant to the Workiva Inc. Nonqualified Deferred Compensation Plan.
Option Exercises and Stock Vested
The following table sets forth information regarding stock option exercises and the value realized upon exercise, as well as all stock awards vested and the value realized upon vesting by our NEOs during the year ended December 31, 2021.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)		Number of Shares Acquired on Vesting (#)(2)	Valued Realized on Vesting ($)(3)
Martin J. Vanderploeg, Ph.D.	262,411	30,556,425		66,345	6,746,380
Julie Iskow	—	—		62,013	8,200,967
Jill Klindt	50,275	6,429,874		11,532	1,191,803
Jeffrey D. Trom, Ph.D.	224,627	27,046,064		135,834	13,772,611
Mithun Banarjee	2,750	229,075		116,249	11,786,994
J. Stuart Miller	68,876	5,529,839	(4)	174,148	17,654,062
(1)The value realized on exercise is calculated as the difference between the fair market value of our Class A common stock on the date of exercise and the applicable exercise price of those options.
(2)The amounts reflected in this column include the following shares issuable pursuant to restricted stock units that vested in 2021, but were deferred pursuant to our Non-Qualified Deferred Compensation Plan: Mr. Vanderploeg, 28,711 shares; Mr. Miller, 140,680 shares; Mr. Trom, 118,930 shares; and Mr. Banarjee, 94,377 shares. As elected by the NEO, the receipt of these shares has been deferred until the earlier of an elected future settlement date or the employee’s separation from service with Workiva in accordance with Code Section 409A.
(3)The value realized upon vesting is equal to the number of shares vesting multiplied by the closing market price of our Class A common stock on the vesting date.
(4)Of the total number of shares acquired on exercise, 12,262 shares were exercised at the direction and for the benefit of Mr. Miller's former spouse pursuant to a qualified domestic relations order.

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Pension Benefits & Nonqualified Deferred Compensation
We do not provide any defined benefit pension plans to our NEOs.
Our Nonqualified Deferred Compensation Plan allows our executive officers to elect to defer settlement of vested restricted stock units. Workiva does not make any contributions for executive officers under the Nonqualified Deferred Compensation Plan.
The following nonqualified deferred compensation table summarizes activities during 2021 and account balances relating to these deferred restricted stock units for our NEOs.

Name	Executive Contributions ($)(1)	Aggregate Earnings ($)(2)	Aggregate Withdrawal/Distributions ($)	Aggregate Balance at December 31, 2021 ($)(3)
Martin J. Vanderploeg, Ph.D.	2,906,989	9,604,578	—	33,171,602
Julie Iskow	—	—	—	—
Jill Klindt	—	—	—	—
Jeffrey Trom, Ph.D.	12,041,663	7,208,877	—	28,045,694
Mithun Banarjee	9,555,671	3,313,365	—	14,174,346
J. Stuart Miller	14,243,850	11,792,407	(36,659,596)	—
(1)The reported dollar values are calculated by multiplying the number of deferred restricted stock units that vested in 2021 by the closing price of our Class A common stock on the date the respective restricted stock units vested. Contributions are not included in the Summary Compensation Table for the current fiscal year.
(2)Reflects earnings on shares deferred upon the vesting of restricted stock units, which consisted solely of stock price appreciation of the NEO's deferred restricted stock units during 2021. These earnings are not included in the Summary Compensation Table.
(3)Amount represents the cumulative value of the NEO's deferral activities, including earnings thereon as of December 31, 2021. The reported dollar values are calculated by multiplying the number of deferred restricted stock units held by the NEO as of December 31, 2021 by the closing price of our Class A common stock on December 31, 2021. Includes the following amounts that have been reported as Stock Awards in the Summary Compensation Table for a prior fiscal year: Mr. Vanderploeg, $4,328,961; Mr. Trom, $6,287,582; and Mr. Banarjee, $2,416,884.
Potential Payments upon Termination or Change in Control
We have an employment agreement with each of our NEOs that remains an employee (with the exception of Ms. Klindt). These employment agreements require us to make specific payments and benefits in connection with the termination of that NEO's employment under certain circumstances. In order to receive the severance benefits described below, each of these NEOs is obligated to execute a release of claims against us. The severance benefits described below apply to each NEO with an employment agreement.
If the employment of any NEO is terminated by us for "cause" (as generally defined below) or by the NEO without "good reason" (as generally defined below), the NEO's employment agreement requires that we pay the NEO (i) accrued but unpaid salary and benefits and (ii) any earned but unpaid bonus from the prior year.

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If the employment of any NEO is terminated due to their death or disability, the NEO's employment agreement requires that we pay to them (i) accrued but unpaid salary and benefits, (ii) any earned but unpaid bonus from the prior year, (iii) a pro-rated bonus for the current year and (iv) a lump-sum payment equal to the NEO's annual base salary plus their target bonus for the current year. In addition, the employment agreement provides that the vesting of the officer's outstanding equity awards will be accelerated in the event of termination for death or disability.
If the employment of any NEO is terminated by us without cause or by the NEO for good reason, the NEO's employment agreement requires that we pay the NEO (i) accrued but unpaid salary and benefits, (ii) any earned but unpaid bonus from the prior year, (iii) a pro-rated bonus for the current year and (iv) a severance payment equal to two times (three times in the case of Mr. Vanderploeg) the sum of the NEO's annual base salary plus their target bonus for the current year. In addition, in the event of termination by us without cause or by the NEO for good reason, the employment agreement provides that the vesting of the NEO's outstanding equity awards will be accelerated and that they will be released from their non-competition and non-solicitation restrictions.
If the employment of any NEO is terminated by us without cause or by the NEO for good reason in the three months prior to or twelve months following a change in control, the NEO's employment agreement requires that we pay to the NEO (i) accrued but unpaid salary and benefits, (ii) any earned but unpaid bonus from the prior year, (iii) the NEO's target bonus for the year in which the termination occurs (or if greater, the year in which the change in control occurs) and (iv) a severance payment equal to three times the sum of the NEO's annual base salary plus target bonus. In addition, in the event of termination by us without cause or by the NEO for good reason in the three months prior to or twelve months following a change in control, the employment agreement provides that the vesting of the officer's outstanding equity awards will be accelerated and that the NEO will be released from his non-competition and non-solicitation restrictions.
In the event a payment to one of our NEOs is subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a "parachute payment" under Section 280G of the Code), the employment agreement requires us to (i) reduce that payment to the minimum extent necessary to ensure that no portion of the of the payment is subject to the excise tax, or (ii) pay the amount in full if the NEO’s receipt on an after-tax basis of the full amount of payments and benefits (after taking into account the applicable federal, state, local and foreign income, employment and excise taxes (including the excise tax)) would result in the NEO receiving an amount greater than the reduced amount on an after-tax basis. The employment agreement requires that we make any reduction in a payment classified as a parachute payment under Section 280G in a manner that maximizes the NEO’s economic position.
For the purpose of the employment agreements, "cause" means generally the occurrence of any of the following:
•any action by the NEO while employed by us involving willful gross misconduct having a material adverse effect on the Company;
•the NEO’s willful failure to perform their duties (other than any such failure resulting from incapacity due to physical or mental illness); or

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•the NEO being convicted of (a) a felony under the laws of the United States or any state or (b) a felony under the laws of any other country or political subdivision thereof involving moral turpitude.
For the purpose of the employment agreements with the NEOs, "good reason" means generally the NEO’s voluntary termination of employment following the occurrence of one or more of the following:
•a reduction in the NEO's base salary without the NEO’s consent, other than a general reduction in base salary that affects all similarly situated executives in substantially the same proportions;
•a material reduction in the NEO's target bonus opportunity from any target bonus opportunity in effect for the prior fiscal year without the NEO’s consent;
•a relocation of the NEO's principal place of employment by more than 50 miles without the NEO’s written consent;
•except with respect to Mr. Banarjee, a material, adverse change in the NEO’s title, authority, duties or responsibilities (other than temporarily while the NEO’s is physically or mentally incapacitated or as required by applicable law) without the NEO’s written consent;
•except with respect to Mr. Banarjee, a material adverse change in the reporting structure applicable to the NEO without the NEO’s written consent; or
•the NEO’s voluntary termination of employment following any change in control of the Company.
For the purpose of the employment agreements, "change in control" means the occurrence of any of the following:
•one person (or more than one person acting as a group) acquires beneficial ownership of the Company's voting securities that, together with the voting securities held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the Company’s then outstanding voting securities;
•one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) beneficial ownership of the Company's voting securities possessing 30% or more of the total voting power of the Company’s then outstanding voting securities;
•a majority of the members of our Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of our Board of Directors before the date of appointment or election; or
•the sale of all or substantially all of the Company's assets.
Notwithstanding the foregoing, a change in control shall not occur unless the transaction constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Code.

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The following table describes the payments and benefits that we would owe to each of the NEOs who were employed by us at December 31, 2021, pursuant to the applicable employment agreements (as described above), as well as the equity award agreements with our NEOs, and our 2009 and 2014 Equity Incentive Plans. These amounts assume that (i) a termination of each of our NEOs and/or a change in control, as defined in our executive employment agreements, of the Company occurred on December 31, 2021 and (ii) the value of our common stock is equal to $130.49 per share (the closing market price on such date). The table does not reflect payments and benefits that are provided on a non-discriminatory basis to salaried employees generally upon termination, nor does it reflect amounts attributable to equity-based awards that were already vested. Termination of employment will accelerate the distribution of plan balances under our Nonqualified Deferred Compensation Plan. The value of this acceleration is not reflected in the table.

Named Executive Officer	Compensation	Termination on Death or Disability ($)	Termination Without Cause or for Good Reason ($)	Termination Without Cause or for Good Reason in connection with a Change in Control ($)
Martin J. Vanderploeg, Ph.D.	Cash Severance (1)	1,965,000	5,070,000	5,070,000
	RSU Acceleration (3)	16,025,999	16,025,999	16,025,999
	Benefit Continuation (4)	—	25,957	25,957
	Total	17,990,999	21,121,956	21,121,956

Julie Iskow	Cash Severance (2)	1,725,000	2,875,000	4,025,000
	RSU Acceleration (3)	17,034,426	17,034,426	17,034,426
	Benefit Continuation (4)	—	20,446	20,446
	Total	18,759,426	19,929,872	21,079,872

Jill Klindt	RSU Acceleration (3)	6,101,843	—	6,101,843
	Total	6,101,843	—	6,101,843

Jeffrey Trom, Ph.D.	Cash Severance (2)	1,350,000	2,250,000	3,150,000
	RSU Acceleration (3)	8,958,269	8,958,269	8,958,269
	Benefit Continuation (4)	—	25,952	25,952
	Total	10,308,269	11,234,221	12,134,221

Mithun Banarjee	Cash Severance (2)	1,000,000	1,700,000	2,400,000
	RSU Acceleration (3)	8,078,244	8,078,244	8,078,244
	Benefit Continuation (4)	—	16,588	16,588
	Total	9,078,244	9,794,832	10,494,832

(1)Mr. Vanderploeg will receive cash severance representing the sum of (a) base salary and (b) target bonus, and a pro rata bonus payment based on the bonus received in the preceding calendar year if his employment is terminated because of death or disability. If termination is without cause or for good reason, Mr. Vanderploeg will receive cash severance equal to (a) three times the sum of base salary and target bonus, plus (b) a pro rata bonus payment based on the bonus received in the preceding calendar year. If he experiences a qualifying termination in connection with a change in control, Mr. Vanderploeg will receive cash severance equal to (a) three times the sum of base salary and target bonus, plus (b) an amount equal to his target bonus for that fiscal year.

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(2)Ms. Iskow, Mr. Trom and Mr. Banarjee will receive cash severance representing the sum of (a) base salary and (b) target bonus, and a pro rata bonus payment based on the bonus received in the preceding calendar year if her/his employment is terminated because of death or disability. If termination is without cause or for good reason, Ms. Iskow, Mr. Trom and Mr. Banarjee will receive cash severance equal to (a) two times the sum of base salary and target bonus, plus (b) a pro rata bonus payment based on the bonus received in the preceding calendar year. If she/he experiences a qualifying termination in connection with a change in control, Ms. Iskow, Mr. Trom and Mr. Banarjee will receive cash severance equal to (a) three times the sum of base salary and target bonus, plus (b) an amount equal to her/his target bonus for that fiscal year.
(3)These amounts represent the value of restricted stock units that were held by the NEO at the end of fiscal 2021 and whose vesting would be accelerated. The value was calculated by multiplying the number of restricted stock units whose vesting was accelerated by the closing market price of our stock on December 31, 2021. For more information regarding the number of unvested restricted stock units held by each of the NEOs, see the table under the caption "Outstanding Equity Awards at Fiscal Year-End."
(4)Represents 18 months of COBRA benefits in the case of termination without cause or a termination of employment for good reason within the change in control period.
On February 26, 2021, J. Stuart Miller resigned as Executive Vice President and Chief Financial Officer. Upon his resignation Mr. Miller forfeited equity-based compensation awards that had not yet vested, including 66,009 restricted stock units. In addition, the date on which Mr. Miller's account in our Nonqualified Deferred Compensation Plan became eligible for distribution was accelerated to September 1, 2021.

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CEO PAY RATIO
The fiscal 2021 total compensation of the median employee was $110,924, based on compensation of all employees who were employed as of December 31, 2021 "the determination date", other than our CEO Martin Vanderploeg. As disclosed in the Summary Compensation Table, Mr. Vanderploeg's total 2021 annual compensation was $9,791,270. Therefore, the ratio of these amounts (our "pay ratio") in fiscal year 2021 was approximately 1-to-88.
We believe this ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, using the methodology described below:
•We selected December 31, 2021 as the effective date for identifying our median employee in accordance with applicable SEC rules.
•IRS Form W-2 or W-2 equivalent earnings is our consistently applied compensation measure used to identify the median employee.
•We extracted the compensation data above for each employee active as of December 31, 2021 classified as full-time, part-time or intern for the 12-month period beginning January 1, 2021 and ending December 31, 2021.
•We annualized compensation of all newly hired employees based on the compensation they earned from their hire date through December 31, 2021.
•We converted earnings of our non-U.S. employees to U.S. dollars using the average currency exchange rates in effect during the period.
•We did not make any cost of living adjustments.
•We computed the median employee's pay based on the standard criteria used for determining Mr. Vanderploeg's compensation in the Summary Compensation Table.
The SEC's rules for identifying the median employee and calculating the pay ratio allow companies to adopt a variety of methodologies. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as each company's pay ratio is based on its unique employee population, compensation practices and calculation methodology.

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EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2021, each of which was approved by our stockholders. These plans include the 2009 Unit Incentive Plan, the 2014 Equity Incentive Plan and the Employee Stock Purchase Plan (the "ESPP").

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(2)	Weighted Average Exercise Price of Outstanding Options ($)(2)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(4)
Equity Compensation Plans Approved By Stockholders(1)	4,342,748	14.42	5,476,600
Total	4,342,748	14.42	5,476,600
(1)Consists of options to purchase 421,445 shares of Class A common stock under the 2009 Plan, options to purchase 1,333,735 shares of Class A common stock under the 2014 Plan, and 2,587,568 shares of our Class A common stock subject to restricted stock units under our 2014 Plan.
(2)Does not include purchase rights under our ESPP as the purchase price and number of shares to be purchased under our ESPP are not determined until the end of the relevant purchase period.
(3)Excludes restricted stock units because they have no exercise price.
(4)Consists of 1,180,086 shares of Class A common stock available for issuance under our 2014 Plan and 4,296,514 shares of Class A common stock available for issuance under our ESPP.
CERTAIN RELATIONSHIPS AND RELATED-PARTY AND OTHER TRANSACTIONS
Other than the director and executive officer compensation arrangements discussed above under "Director Compensation" and "Executive Compensation", since January 1, 2021 there have been, and there currently are, no proposed transactions in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of our directors, executive officers or holders of more than five percent of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.
Indemnification Agreements with our Directors and Officers
We have entered into indemnification agreements with each of our directors and our NEOs. The indemnification agreements and our Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. Subject to certain limitations, the indemnification agreements and our Bylaws also require us to advance expenses incurred by our directors and officers.

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PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules (commonly referred to as a "Say-on-Pay"). Based on an advisory vote at our 2019 Annual Meeting of Stockholders, it is our current policy to hold an advisory vote on the compensation of our named executive officers every year. Accordingly, we expect that the next Say-on-Pay vote after this year's vote will take place at our 2023 Annual Meeting of Stockholders.
As described under the heading "Executive Compensation — Compensation Discussion and Analysis," our executive compensation programs are designed to attract, retain and motivate our NEOs, who are critical to our success. We believe that the various elements of our executive compensation program work together to promote our goal of ensuring that total compensation should be related to both our performance and individual performance.
Stockholders are urged to read the "Executive Compensation" section of this proxy statement, which discusses how our executive compensation policies implement our compensation philosophy and also contains tabular information and narrative discussion about the compensation of our NEOs. Our Compensation Committee and our Board believe that these policies are effective in implementing our compensation philosophy and in achieving its goals.
We are asking our stockholders to indicate their support for our executive compensation as described in this proxy statement. This Say-on-Pay proposal gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to approve, on an advisory basis, the compensation of our NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.
The Say-on-Pay vote is advisory, and therefore not binding on us, our Compensation Committee or our Board. However, our Board and our Compensation Committee value the opinions of our stockholders, and to the extent there is any significant vote against our NEO compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The text of the resolution is as follows:
"Resolved, that the stockholders of the Company hereby approve, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion."
The Board recommends a vote "FOR" the advisory vote on executive compensation.

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PROPOSAL NO. 3
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2014 WORKIVA INC. EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN

Immediately prior to our initial public offering in December 2014, our Board and stockholders adopted and approved our 2014 Equity Incentive Plan (as subsequently amended and restated in 2016 and 2018, the "Plan"). Our Board is requesting stockholder approval of a further amendment and restatement of the Plan (the "Amended and Restated Plan") to increase the number of shares of Class A common stock authorized for issuance under the Plan by 3,000,000 shares. Our Board believes that the Plan is an integral part of our long-term compensation philosophy, and the Amended and Restated Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees, non-employee directors and consultants.
The purpose of the Plan is to enable us to grant equity-based incentive awards intended to attract, motivate and retain qualified employees, non-employee directors and consultants, and to align their financial interests with those of our stockholders. The Amended and Restated Plan will be identical to the Plan in all material respects, except that:
•The number of shares of Class A common stock authorized for issuance under the Plan will be increased by 3,000,000;
•All equity awards will generally require a minimum vesting period of at least one year;
•Payment of dividends or dividend equivalents on full-value awards prior to the vesting of such award shall be prohibited;
•Awards shall be subject to clawback by the Company in certain circumstances; and
•The Compensation Committee has delegated to the chief financial officer the authority to grant awards to grantees who are not subject to Section 16 of the Securities Exchange Act of 1934.
The following is a brief summary of the material terms of the Plan and the Amended and Restated Plan; however, it is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the Plan. A copy of the Amended and Restated Plan is filed as an Appendix to this proxy statement.
If the Amended and Restated Plan is approved, the maximum number of shares available for grant will be increased from 10,860,000 to 13,860,000 shares. In setting the number of shares of Class A common stock available under the Amended and Restated Plan, the Board of Directors and the Compensation Committee, in consultation with our compensation consultant The Sillery Group, considered a number of factors, including our share utilization data and the practices of our peer companies.
Eligibility. The Plan permits the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to our and any of our subsidiaries' employees, and the grant of nonqualified stock options

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("NQSOs"), stock appreciation rights ("SARs"), restricted stock, restricted stock units, performance stock, performance stock units and other forms of equity-based awards to our and any of our affiliates' (or, if necessary to avoid the imposition of additional taxes under Section 409A of the Code, our subsidiaries') employees, non-employee directors and consultants. In 2021, approximately 1,238 individuals received awards under the Plan.
Authorized Shares. 3,960,000 shares of our Class A common stock were initially reserved for issuance under the Plan (which is also the maximum aggregate number of shares that may be issued under the Plan through ISOs). The Plan was subsequently amended in 2016 and 2018 to provide for an additional 3,900,000 and 3,000,000 shares of our Class A common stock, respectively, available under the Plan. As of March 31, 2022, we have outstanding under the Plan options to purchase 1,291,651 shares of Class A common stock (with an average exercise price of $14.49 and an average remaining term to expiration of 4.39 years) and 1,966,276 restricted stock units (including 56,341 performance-based restricted stock units). As of that date, we have 567,112 shares of Class A common stock remaining available for issuance under the Plan. If the Amended and Restated Plan is approved, an additional 3,000,000 shares of Class A common stock will be available for issuance under the Plan.
If any award expires, terminates or is canceled or forfeited or is settled in cash rather than shares of our common stock, the number of shares with respect to which such award expired or was terminated, canceled, forfeited or settled in cash shall again be available for awards under the Plan. If an award is exercised by surrendering shares of our common stock or by withholding shares subject to the award as full or partial payment, or if tax withholding requirements are met by surrendering our common stock or withholding shares of our common stock subject to the award, only the net number of shares issued will be considered delivered under the Plan for purposes of the number of shares available for awards under the Plan.
Calendar Year Award Limits. The maximum aggregate number of shares of our Class A common stock subject to awards that may be granted during any calendar year to any employee is 1,000,000 shares, and the maximum amount payable in cash to certain of our executive officers for any calendar year may not exceed the fair market value (determined as of the date of vesting or payout, as applicable) of 1,000,000 shares of our Class A common stock.
Administration. In general, the Plan is administered by our Compensation Committee. Subject to the discretion of the board of directors, our Compensation Committee consists of not fewer than two directors, taking into consideration the "outside director" rules under Section 162(m) of the Code applicable to certain awards granted prior to January 1, 2018, the "non-employee director" requirements of Section 16(b)(3) of the Exchange Act, and the rules regarding "independent directors" of the New York Stock Exchange. The Amended and Restated Plan reflects that our Compensation Committee has delegated to our chief executive officer and chief financial officer the authority to grant awards to employees, non-employee directors and consultants, other than individuals subject to Section 16 of the Exchange Act, and to determine the terms and conditions of those awards, subject to the limitations of the Plan and such other limitations and guidelines as our Compensation Committee may deem appropriate. The Compensation Committee, and, to the extent of the foregoing delegation, our chief executive officer and chief

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financial officer, are referred to herein as the "Administrator". Subject to the terms of the Plan, the Administrator may select the persons who will receive awards, the types of awards to be granted, the purchase price (if any) to be paid for shares covered by the awards, and the vesting (including acceleration of vesting), forfeiture and other terms and conditions of the awards, and has the authority to make all other determinations necessary or advisable for administration of the Plan. The Administrator also has the ability to construe and interpret the terms and provisions of the Plan and any award agreement relating to the Plan.
Stock Options. We may issue NQSOs and ISOs under the Plan. The terms and conditions of any options granted to a participant will be set forth in an award agreement and, subject to the terms of the Plan, are determined by the Administrator. The exercise price of any option granted under the Plan must be at least equal to the fair market value of our common stock on the date the option is granted (110% of fair market value in the case of ISOs granted to 10% stockholders). The maximum term of an option granted under the Plan is ten years. Subject to the terms of the Plan, the Administrator determines the vesting and other terms and conditions of options granted under the Plan. Subject to the minimum vesting requirements described below, the Administrator has the authority to accelerate the vesting of any option in its sole discretion. Unless the applicable option award agreement provides otherwise, in the event of an optionee's termination of employment or service for any reason other than for cause, disability or death, the optionee's options (to the extent exercisable at the time of termination) generally remain exercisable until 90 days after such termination (in the case of an ISO) or such longer period of time as may be determined by the Administrator (in the case of an NQSO) and then expire. Unless the applicable option agreement provides otherwise, in the event of an optionee's termination of employment or service due to disability or death, such optionee's options (to the extent exercisable at the time of termination) generally remain exercisable until one year after such termination and then expire. Options that were not exercisable on the date of termination for any reason other than for cause expire at the close of business on the date of such termination. In the event of an optionee's termination of employment or service for cause, the optionee's outstanding options expire at the commencement of business on the date of such termination. In no event may an option be exercised after the expiration of its term.
Stock Appreciation Rights. A SAR allows its holder to receive payment from us equal to the amount by which the fair market value of a share of our common stock on the exercise date exceeds the fair market value of our common stock on the date of grant of the SAR. The terms and conditions of SARs granted to a participant are determined by the Administrator and are set forth in an award agreement. Under the Plan, the Administrator may grant SARs in conjunction with the grant of options or on a stand-alone basis. If the Administrator grants a SAR with an option award, then the holder can exercise the SAR at any time during the life of the related option, but the exercise will proportionately reduce the number of shares covered by the related option. The holder can exercise stand-alone SARs during the period determined by the Administrator in the award agreement. Subject to the minimum vesting requirements described below, the Administrator has the authority to accelerate the vesting of any SAR in its sole discretion. Upon the exercise of a SAR, the holder receives cash or shares of our common stock, or a combination thereof, in the discretion of the Administrator. Subject to the minimum vesting requirements

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described below, in the event of a holder's termination of employment or service, free-standing SARs are exercisable at such times and subject to such terms and conditions determined by the Administrator on or after the date of grant, while SARs granted in conjunction with the grant of an option are exercisable at such times and subject to terms and conditions applicable to the related option.
Restricted Stock and Restricted Stock Units. The terms and conditions of any restricted stock awards or restricted stock units granted to a participant are set forth in an award agreement and, subject to the terms of the Plan, are determined by the Administrator. Under a restricted stock award, we issue shares of our common stock to the recipient of the award, subject to any vesting conditions and transfer restrictions that lapse over time or upon achievement of performance conditions. Restricted stock units represent the right to receive shares of our Class A common stock, or an equivalent value in cash, in the future, with the right to the future delivery of the shares or cash subject to any vesting conditions that lapse over time or other restrictions that will lapse upon satisfaction of specified conditions. The Administrator determines the vesting schedule and performance objectives, if any, applicable to each restricted stock award or restricted stock award and restricted stock unit award. Subject to the minimum vesting requirements described below, the Administrator has the authority to accelerate the vesting of any restricted stock unit or the lapse of restrictions on restricted stock in its sole discretion. Subject to the terms of the Plan and the applicable award agreement, the Administrator has the sole discretion to provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or part) under certain circumstances including, without limitation, the attainment of certain performance goals, a participant's termination of employment or service or a participant's death or disability. The recipient of an award of restricted stock under the Plan may vote and receive dividends on the shares of restricted stock covered by the award, provided that no dividends shall be paid on a restricted stock award prior to the vesting of the award. The recipient of a restricted stock unit award under the Plan will have no rights as a stockholder until share certificates are issued by us, but, at the discretion of the Administrator, has the right to receive a "dividend equivalent" (generally a credit equal to the cash or stock dividends paid on the number of shares subject to the award), provided that any dividend equivalents shall be payable only if and to the extent the underlying restricted stock unit award becomes vested. Any dividend equivalents will be deemed re-invested in additional restricted stock units based on the fair market value of a share of our Class A common stock on the dividend payment date and rounded down to the nearest whole share. Generally, if the recipient of a restricted stock or restricted stock unit award terminates employment or service, any unvested shares will be forfeited by the holder of the award. If specifically provided for by the Administrator in an award agreement, the Plan permits the deferral of Class A common stock issuable upon the lapse of the restrictions applicable to restricted stock or restricted stock units, subject to such rules and procedures as the Administrator may establish. Additionally, the Administrator may grant restricted stock units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in the award agreement.
Performance Stock Units/Performance Stock. Performance stock units and performance stock are awards that are payable in cash or shares of our common stock

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upon the achievement of specified performance goals established in advance by the Administrator. Performance stock is an award that has an initial value equal to one share of our Class A common stock. A performance stock unit is an award that has an initial value equal to a specified dollar amount. The value of performance stock or performance stock units at the end of the applicable performance period will depend on whether and the extent to which the specified performance goals are achieved.
Performance Goals. The Administrator may grant awards of performance stock units or performance stock. These awards may be granted, vest and be paid based upon the attainment of specified performance goals established by the Administrator. Any one or more of the following performance factors may be used by the Administrator in establishing performance goals for awards intended to qualify as "performance-based compensation": (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) pre- or after-tax income (before or after allocation of corporate overhead and bonus); (iv) operating income (before or after taxes); (v) sales or sales growth; (vi) gross profit or gross profit growth; (vii) net operating profit (before or after taxes); (viii) earnings, including earnings before or after taxes, interest, depreciation and/or amortization; (ix) return measures (including, but not limited to, return on assets, net assets, capital, total capital, tangible capital, invested capital, equity, sales, or total stockholder return); (x) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on capital, cash flow return on investment, and cash flow per share (before or after dividends); (xi) margins, gross or operating margins, or cash margins; (xii) share price (including, but not limited to, growth measures and total stockholder return); (xiii) expense or cost targets; (xiv) objective measures of customer satisfaction; (xv) working capital targets; (xvi) measures of economic value added, or economic value-added models or equivalent metrics; (xvii) debt targets; (xviii) stockholder equity; or (xix) implementation, completion or attainment of measurable objectives with respect to business development, acquisitions and divestitures, and recruiting and maintaining personnel.
To the extent permitted by law, our Compensation Committee may also exclude the impact of an event or occurrence that our Compensation Committee determines should be appropriately excluded, such as: (i) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges; (ii) an event either not directly related to our operations or not within the reasonable control of management; or (iii) a change in tax law or accounting standards required by generally accepted accounting principles.
Performance goals may also be based on an individual participant's performance goals, as determined by the Administrator. In addition, all performance goals may be based upon the attainment of specified levels of our performance, or the performance of a subsidiary, division or other operational unit, under one or more of the measures described above relative to the performance of other corporations. The Administrator may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria in accordance with applicable legal requirements and terms of the Plan.
Minimum Vesting Requirements. Awards granted under the Amended and Restated Plan will be subject to a vesting period of not less than one year from the grant of the

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applicable award; provided, however, that the minimum vesting period does not apply (i) upon a "change in control" (as defined in the Plan), or (ii) to awards covering up to five percent (5%) of the number of shares of our Class A common stock reserved for issuance under the Amended and Restated Plan. The Plan did not previously contain any minimum vesting requirements.
Award Agreements; Clawback. Awards granted under the Plan are evidenced by award agreements, which need not be identical, that provide terms, conditions, restrictions or limitations covering the grant of the award, including, without limitation, terms providing for the acceleration of exercisability or vesting of awards in the event of a change in control or conditions regarding the participant's employment or service, as determined by the Administrator in accordance with the Plan. Award agreements issued under the Amended and Restated Plan shall require the forfeiture or payment of gains to us (i.e., a clawback) in the event the participant's intentional misconduct or fraud causes or partially causes us to restate all or a portion of our financial statements, and for such other reasons as may be set forth in the participant's award agreement, such as deductions and clawbacks required by law, government regulation or stock exchange listing requirements.
Transferability of Awards. In general, awards granted under the Plan may not be transferred or assigned, except as may be permitted by the Administrator in accordance with applicable law.
Capital Changes. In the event of certain changes in our capitalization, such as a reorganization, stock split, merger or similar change in our corporate structure or the number of outstanding shares of our common stock, our Compensation Committee will make appropriate adjustments to the aggregate and individual share limits and to the number, class and/or exercise price under outstanding awards in order to prevent undue diminution or enlargement of the benefits or potential benefits available under the Plan. Our Compensation Committee may also provide, in its sole discretion, for the cancellation of any outstanding award in exchange for a payment in cash or other property having an aggregate fair market value of the shares of common stock covered by such award, reduced by the aggregate exercise price or purchase price thereof, if any.
Change in Control; Corporate Transactions. Unless otherwise provided in an award agreement, each outstanding award will become fully vested and, for awards that may be exercised, exercisable, upon a "change in control" (as defined in the Plan). Certain award agreements may provide that an outstanding award does not automatically vest upon a change of control, but rather, only vests if the participant's employment is terminated for specified reasons within a prescribed period following a change in control. In the event of a corporate transaction (such as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation), our Compensation Committee has the discretion to take any of the following actions with respect to awards granted under the Plan without the consent of any participant: accelerate the date on which awards vest or become exercisable; terminate all or a portion of outstanding awards after providing participants an opportunity to exercise, in the case of an outstanding option or SAR; convert awards to awards of the surviving corporation; or change the terms of any outstanding award in order to reflect the corporate transaction.

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Amendment and Termination. Our board of directors has the authority to amend or terminate the Plan, provided such action does not adversely affect then outstanding awards without the consent of the affected participant. Amendments to the Plan are subject to stockholder approval if such approval is necessary in order to satisfy applicable legal or stock exchange listing requirements. Unless sooner terminated, no incentive stock options may be granted under the Amended and Restated Plan after December 10, 2024 (the tenth anniversary of the effective date of the Plan). We have filed with the SEC registration statements on Form S-8 covering the shares issuable under the Plan, and intend to file a registration statement on Form S-8 covering the additional shares issuable under the Amended and Restated Plan if the Amended and Restated Plan is approved.
Federal Income Tax Consequences Relating to Awards Granted Pursuant to the Plan
The following discussion summarizes certain federal income tax consequences of the issuance, receipt and exercise of stock options and the granting and vesting of restricted stock and restricted stock units, in each case under the Plan. The summary does not cover federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or non-U.S. taxes.
Incentive Stock Options. There are no federal income tax consequences associated with the grant or exercise of an ISO, so long as the holder of the option was our employee at all times during the period beginning on the grant date and ending on the date three months before the exercise date. The "spread" between the exercise price and the fair market value of our common stock on the exercise date, however, is an adjustment for purposes of the alternative minimum tax. The holder of an ISO defers income tax on the stock's appreciation until he or she sells the shares. Upon a sale of the shares, the holder realizes a long-term capital gain (or loss) if he or she sells the shares at least two years after the ISO grant date and has held the shares for at least one year. The capital gain (or loss) equals the difference between the sales price and the exercise price of the shares. If the holder disposes of the shares before the expiration of these periods, then he or she recognizes ordinary income at the time of the sale (or other disqualifying disposition) equal to the lesser of (i) the gain he or she realized on the sale, and (ii) the difference between the exercise price and the fair market value of the shares on the exercise date. This ordinary income is treated as compensation for tax purposes. The holder will treat any additional gain as short-term or long-term capital gain, depending on whether he or she has held the shares for at least one year from the exercise date. If the holder does not satisfy the employment requirement described above, then he or she recognizes ordinary income (treated as compensation) at the time he or she exercises the ISO under the tax rules applicable to the exercise of a nonqualified stock option. We are entitled to an income tax deduction to the extent that an option holder realizes ordinary income.
Nonqualified Stock Options. In general, in the case of a NQSO, the participant has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price assuming the exercise price is not less than the fair market value of the shares at the date of grant. Income and payroll tax withholding will be due at that time. A corresponding deduction is available to us. Any gain or loss recognized upon a subsequent sale or exchange of the shares is treated as capital gain or loss for which we are not entitled to a deduction.

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Restricted Stock. Unless a participant makes an election to accelerate the recognition of income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of our common stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction at that time and income and payroll tax withholding may be due. If the participant files an election under Section 83(b) of the Code within 30 days after the date of grant of the restricted stock, the participant will recognize ordinary income as of the date of grant equal to the fair market value of the common stock as of that date, less any amount the participant paid for the common stock and income and tax withholding may be due, and we will be allowed a corresponding tax deduction at that time. Any future appreciation in the common stock would then be taxable to the participant at capital gains rates, provided the stock is held for more than one year. However, if the restricted stock award is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the participant's Section 83(b) election.
Restricted Stock Units. A participant does not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock unit is granted. When the restricted stock units vest and are settled for cash or stock, the participant generally will be required to recognize as income an amount equal to the amount of cash or the fair market value of the shares received on the date of settlement. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which we are not entitled to a tax deduction. Such gain will be long-term capital gain or loss if the stock is held for more than one year.
Stock Appreciation Rights. A participant does not recognize income, and we will not be allowed a tax deduction, at the time SARs are granted. Upon exercise of a SAR, the holder of the SAR recognizes ordinary income in the amount of the appreciation paid to him or her. This ordinary income is treated as compensation to the recipient for tax purposes and may be subject to income and payroll tax withholding. We receive a corresponding tax deduction in the same amount that the individual recognizes as income.
Performance Stock and Performance Stock Units. A participant does not recognize income, and we will not be allowed a tax deduction, at the time performance stock or performance stock units are granted. The holder recognizes ordinary income (treated as compensation to him or her) upon a payment on the performance stock or the performance stock units in amount equal to the payment received and income and payroll tax withholding may be due, and we receive a corresponding tax deduction.
Code Section 162(m). Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of $1,000,000 per year paid to the chief executive officer and the three other most highly-paid executive officers of a publicly traded corporation (other than the chief financial officer). Certain performance-based compensation awards granted prior to January 1, 2018 are excluded from the deduction limit if certain requirements are met. Awards of stock options and stock appreciation rights granted under the Plan prior to January 1, 2018 were intended to be exempt from the deduction limits under Section 162(m) of the Code.

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Code Section 409A. Section 409A of the Code provides for the imposition of an excise tax on participants in nonqualified deferred compensation arrangements where those arrangements are not in compliance with Section 409A. Generally, Section 409A will not apply to awards granted under the Plan but may apply in some cases to restricted stock, restricted stock units, performance stock and performance stock units. For awards subject to Section 409A, there may be a delay of up to six months in the settlement of the awards for certain of our officers.
New Plan Benefits
We cannot determine the number of shares that will be awarded under the Plan to the eligible participants because all awards are granted at the discretion of the Administrator.
Options Granted
The table below shows the number of options granted to our named executive officers, the executive officers as a group, current directors who are not executive officers, and all plan participants since the Plan's adoption through March 31, 2022.

Name	Number of Options
Martin J. Vanderploeg	368,625
Julie Iskow	—
Jill Klindt	51,000
Jeffrey Trom, Ph.D.	46,427
Mithun Banarjee	98,000
J. Stuart Miller	68,876
All current executive officers as a group	524,052
All current directors who are not executive officers	—
All plan participants (other than current executive officers)	4,527,052

The Board recommends a vote "FOR" the approval of the amendment and restatement of the 2014 Workiva Inc. Equity Incentive Plan to increase the number of shares that may be issued under the Plan.

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PROPOSAL NO. 4
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors has appointed EY as our independent registered public accounting firm for the fiscal year ending December 31, 2022. We are asking our stockholders to ratify the selection of EY as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, we are submitting the election of EY to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders' views on our independent registered public accounting firm. In the event that our stockholders fail to ratify the selection, the Audit Committee will review its future selection of independent auditors. Even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Workiva and our stockholders. Representatives of EY are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
The following table presents fees for professional audit services and other services provided to Workiva by EY for the fiscal years ended December 31, 2021 and 2020.

	2021	2020
Audit Fees (1)	$817,553	$756,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
(1)Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter, Audit Committee policy and the requirements of law, the Audit Committee pre-approves all audit and permitted non-audit services that may be provided by our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services, tax services and other services. In some cases, the full Audit Committee provides pre-approval for specific services, subject to a specific dollar threshold. In other cases, the chairperson of the Audit Committee has the delegated authority from the Audit Committee to pre-approve services up to a specific dollar threshold, and the chairperson then reports such pre-approvals to the full Audit Committee at its next meeting. For the fiscal year ended December 31, 2021, all fees paid to EY have been approved by the Audit Committee.
The Board recommends a vote "FOR" the ratification of the appointment of
Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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AUDIT COMMITTEE REPORT
The management of Workiva is responsible for establishing and maintaining internal controls and preparing Workiva's consolidated financial statements. Workiva's independent registered public accounting firm, Ernst & Young LLP ("EY"), is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Workiva's financial statements. We have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with US generally accepted accounting principles and on the representations of EY included in its audit of Workiva's consolidated financial statements.
We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2021 with Workiva's management and with EY, including the results of the independent registered public accounting firm's audit of Workiva's financial statements. We have also discussed with EY all matters required to be discussed by the Standards of the Public Company Accounting Oversight Board ("PCAOB") for communication with audit committees, under which EY provided additional information regarding the scope and results of its audit of Workiva's consolidated financial statements.
We have also received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY's communications with the Audit Committee concerning independence, and have discussed with EY its independence from Workiva, as well as any relationships that may impact EY's objectivity and independence.
Based on our review of the matters noted above and our discussions with Workiva's management and independent registered public accountants, we recommended to the Board of Directors that the audited consolidated financial statements be included in Workiva's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the Securities and Exchange Commission.

Suku Radia (Chair) Robert H. Herz David S. Mulcahy

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Availability of Annual Report on Form 10-K
Stockholders can access our 2021 Annual Report, which includes our Form 10-K, and other financial information, on our website at http://www.workiva.com under the caption "Investors." Alternatively, stockholders can request a paper copy of the Annual Report by writing to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
Other Business
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.

WORKIVA INC.
2014 EQUITY INCENTIVE PLAN
(As Amended and Restated Effective June 1, 2022)

WORKIVA INC.
2014 EQUITY INCENTIVE PLAN
(As Amended and Restated Effective June 1, 2022)
WHEREAS, the Workiva Inc. 2014 Equity Incentive Plan (“Plan”) was established in order to grant equity incentive awards to certain employees, consultants and non-employee directors of Workiva, Inc., a Delaware corporation (the “Company”) and its related corporations;
WHEREAS, the Company wishes to amend and restate the Plan in order to (i) require a minimum vesting period of at least one year for all equity awards, provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan, (ii) prohibit the payment of dividends or dividend equivalents on full-value awards prior to the vesting of such awards, (iii) reflect that awards shall be subject to clawback by the Company in certain circumstances, and (iv) reflect an increase in the number of shares that may be issued under the Plan, which increase is subject to approval of the Company’s shareholders;
NOW, THEREFORE, the Plan is hereby amended and restated effective as of June 1, 2022, under the following terms and conditions, subject to shareholder approval of the share increase under the Plan; provided, however, that if the share increase is not approved by the shareholders, the number of shares of Common Stock available under the Plan as in effect immediately prior to June 1, 2022, shall continue to be available under the Plan.

SECTION 1 - PURPOSE
The Plan is intended to provide a means whereby the Company may, through the grant of Awards to Employees, Consultants and Non-Employee Directors, attract and retain such individuals and motivate them to exercise their best efforts on behalf of the Company and its affiliates.

SECTION 2 - DEFINITIONS
The following terms shall have the following meanings unless otherwise required by the context:
a.“Administrator” means (1) the Committee, and (2) with respect to an Award granted to an individual who is not subject to Section 16(b) of the Exchange Act, each of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company.
b.“Award” means an ISO, NQSO, SAR, Restricted Stock or RSU awarded by the Company to an Employee, a Consultant or a Non-Employee Director.

c.“Award Agreement” means a document evidencing the grant of an Award, as described in Section 10.
d.“Board” means the Board of Directors of the Company.
e.“Cause” means any of the following events, as determined by the Committee: (1) the commission of an act which, if proven in a court of law, would constitute a felony violation under applicable criminal laws; (2) a breach of any material duty or obligation imposed upon the Grantee by the Company; (3) divulging the Company's confidential information, or breaching or causing the breach of any confidentiality agreement to which the Grantee or the Company is a party; (4) engaging or assisting others to engage in business in competition with the Company; (5) refusal to follow a lawful order of the Grantee's superior or other conduct which the Board or the Committee determines to represent insubordination on the part of the Grantee; or (6) other conduct by the Grantee which the Board or the Committee, in its discretion, deems to be sufficiently injurious to the interests of the Company to constitute cause.
f.“Code” means the Internal Revenue Code of 1986, as amended.
g.“Committee” means a committee which consists solely of not fewer than two directors of the Company who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under Section 16(b) of the Exchange Act, the requirements of Code §162(m) (to the extent compliance with Code §162(m) is desired), and the rules regarding “independent directors” of exchange on which Common Stock is listed) or the entire Board.
h.“Common Stock” means Class A common stock, par value $0.001 per share, of the Company.
i.“Company” means Workiva Inc.
j.“Consultant” means an individual who is not an Employee or a Non-Employee Director and who has entered into a consulting arrangement with the Company or a Related Corporation to provide bona fide services that (1) are not in connection with the offer or sale of securities in a capital-raising transaction, and (2) do not directly or indirectly promote or maintain a market for the Company’s securities.
k.“Employee” means an employee of the Company or of a Related Corporation.
l.“Exchange Act” means the Securities Exchange Act of 1934, as amended.
m.“Fair Market Value” means (1) the closing price of the Common Stock on a registered securities exchange on the applicable date or the immediately preceding trading day if the applicable date is not a trading day, or (2) such other method of determining fair market value as shall be permissible under the Code, or the rules or regulations thereunder, and adopted by the Committee.
n.“Grantee” means an Employee, a Consultant or a Non-Employee Director who has been granted an Award under the Plan.

o.“ISO” means an Option which, at the time such Option is granted, qualifies as an incentive stock option within the meaning of Code §422(b), unless the Award Agreement states that the Option will not be treated as an ISO.
p.“Non-Employee Director” means a director of the Company who is not an Employee under the rules of Section 16(b) of the Exchange Act.
q.“NQSO” means an Option which, at the time such Option is granted, does not qualify as an incentive stock option within the meaning of Code §422(b), whether or not it is designated as a nonqualified stock option in the Award Agreement.
r.“Options” means ISOs and NQSOs which entitle the Grantee on exercise thereof to purchase shares of Common Stock at a specified exercise price.
s.“Performance Goals” means the objective goal or goals applicable to a Grantee’s Performance Stock or PSUs that are deemed by the Committee to be important to the success of the Company or any affiliates of the Company. The Committee shall establish the specific objective measures for each applicable goal for a performance period, which need not be uniform with respect to each Grantee. In creating these measures, the Committee shall use one or more of the following business criteria: (1) net earnings or net income (before or after taxes); (2) basic or diluted earnings per share (before or after taxes); (3) pre- or after-tax income (before or after allocation of corporate overhead and bonus); (4) operating income (before or after taxes); (5) net sales or net sales growth; (6) gross profit or gross profit growth; (7) net operating profit (before or after taxes); (8) earnings, including earnings before or after taxes, interest, depreciation and/or amortization; (9) return measures (including, but not limited to, return on assets, net assets, capital, total capital, tangible capital, invested capital, equity, sales, or total stockholder return); (10) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on capital, cash flow return on investment, and cash flow per share (before or after dividends); (11) margins, gross or operating margins, or cash margins; (12) share price (including, but not limited to, growth measures and total stockholder return); (13) expense or cost targets; (14) objective measures of customer satisfaction; (15) working capital targets; (16) measures of economic value added, or economic value-added models or equivalent metrics; (17) debt targets; (18) stockholder equity; or (19) implementation, completion or attainment of measurable objectives with respect to business development, acquisitions and divestitures, and recruiting and maintaining personnel. The business criteria may apply to the individual, a division, a component of the Company’s business, or to the Company and/or one or more affiliates of the Company and may be weighted and expressed in absolute terms or relative to the performance of other individuals or companies or an index. To the extent permitted by law, the Committee may exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, such as: restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges; an event either not directly related to the Company’s operations or not within the reasonable control of management; or a change in tax law or accounting standards required by generally accepted accounting principles. The Committee shall determine the performance period and the Performance Goals and measures (and weighting thereof) applicable to such period not later than the earlier of 90 days after the commencement of the performance period or the expiration of 25% of the performance period.

t.“Performance Stock” means a type of Restricted Stock, where the lapse of restrictions is based on Performance Goals.
u.“Plan” means the Workiva Inc. 2014 Equity Incentive Plan as set forth herein and as amended from time to time.
v.“PSU” means a performance stock unit which is a type of RSU, the vesting of which is based on Performance Goals.
w.“Related Corporation” means any corporation or other entity in which the Company holds, directly or indirectly, a controlling interest; provided, however, that with respect to ISOs, an entity shall be a “Related Corporation” only if the entity is described in the preceding clause and is a subsidiary corporation of the Company as defined in Code §424(f). For purposes of this subsection, the term “controlling interest” shall have the same meaning as provided in Treas. Reg. §1.414(c)-2(b)(2)(i), using “at least 50 percent” instead of “at least 80 percent” each place it appears in such regulation.
x.“Restricted Stock” means Common Stock subject to restrictions determined by the Administrator pursuant to Section 8.
y.“RSU” means a restricted stock unit granted pursuant to Section 9.
z.“SAR” means a stock appreciation right granted pursuant to Section 7.
aa.    “Securities Act” means the Securities Act of 1933, as amended from time to time.
bb.    “Short-Term Deferral Period” means, with respect to an amount (including Common Stock) payable pursuant to an Award, the period ending on the later of (1) the 15th day of the third month following the Grantee’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (2) the 15th day of the third month following the Company’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture; provided, however, that such period (measured from the last day of the period) shall be within one calendar year and shall not exceed 2½ months. A Grantee shall have no discretion over the payment date and shall have no right to interest as a result of payment on a date other than the first day of the Short-Term Deferral Period.
cc.    “Termination of Service” means (1) with respect to an Award granted to an Employee, the termination of the employment relationship between the Employee and the Company and all Related Corporations; (2) with respect to an Award granted to a Consultant, the termination of the consulting or advisory arrangement between the Consultant and the Company and all Related Corporations; and (3) with respect to an Award granted to a Non-Employee Director, the cessation of the provision of services as a director of the Company and all Related Corporations. A Termination of Service shall not be deemed to have resulted by reason of a bona fide leave of absence approved by the Company. Notwithstanding the foregoing: (A) if the Grantee’s status changes from Employee, Consultant or Non-Employee Director to any other status eligible to receive an Award under the Plan, no Termination of Service shall occur for purposes of the Plan until the Grantee’s new status with the Company and all Related Corporations terminates; (B) with respect to an RSU that is subject to Code §409A, “Termination of Service” shall mean separation from service as defined in Treas. Reg. §1.409A-1(h); and (C) if a Grantee’s relationship is with a Related Corporation and not the Company, the Grantee shall incur a Termination of Service when such corporation ceases to be a Related Corporation, except as otherwise determined by the Committee, or as otherwise necessary to comply with Code §409A (to the extent applicable).

SECTION 3 - ADMINISTRATION
a.    The Plan shall be administered by the Administrator. The Administrator (and members thereof), while serving as such, shall be deemed to be acting in its (or his or her) capacity as a director or officer of the Company. The Administrator shall have full authority, subject to the terms of the Plan, to select the Employees, Consultants and Non-Employee Directors to be granted Awards under the Plan, to grant Awards on behalf of the Company, and to set the date of grant and the other terms of such Awards in accordance with the terms of the Plan. The Committee may correct any defect, supply any omission, and reconcile any inconsistency in the Plan and the Administrator may do so with respect to any Award granted hereunder, in the manner and to the extent the Administrator deems desirable. The Committee also shall have the authority (1) to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify, or rescind any such rules and regulations, (2) to adopt modifications, amendments, procedures, sub-plans and the like, which may be inconsistent with the provisions of the Plan, as are necessary to comply with the laws and regulations of other countries in which the Company operates in order to assure the viability of Awards granted under the Plan to individuals in such other countries, and (3) to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon the Company, its shareholders, and all Grantees, upon their respective legal representatives, beneficiaries, successors, and assigns, and upon all other persons claiming under or through any of them. Except as otherwise required by the bylaws of the Company or by applicable law, the Administrator and the members of the Board and the Committee shall not be liable for any action or determination made in good faith with respect to the Plan or any Award.
b.    From time to time, the Board may increase or decrease the size of the Committee, appoint or remove Committee members (with or without cause), and fill vacancies, however caused in the Committee. The Committee shall act pursuant to a vote of a majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of a majority of its members. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
c.    The Committee has delegated to the Company’s Chief Executive Officer and to the Company’s Chief Financial Officer the authority to grant Awards to Grantees, other than Grantees who are subject to Section 16 of the Exchange Act, and to determine the terms and conditions of such Awards, subject to the limitations of the Plan and such other limitations and guidelines as the Committee may deem appropriate. Such delegation of authority includes the authority to determine the type or types of Awards to be granted to the Grantee, the number of shares to be covered by each such Award, the expiration date of each such Award, the period during which an Option shall be exercisable which may be determined at or subsequent to grant, the restriction period applicable to Restricted Stock or RSUs, the performance criteria and performance period applicable to Performance Awards, the terms and conditions relating to the effect of a Grantee’s Termination of Service on Options, SARs, Restricted Stock and RSUs, and the effect of a Change in Control on any Award awarded to a Grantee. The CEO and the CFO may amend the terms of any Award theretofore granted to a Grantee, other than Grantees who are subject to Section 16 of the Exchange Act; provided, however, that no such amendment shall impair the rights of any Grantee without his or her consent.

SECTION 4 - STOCK
(a) The maximum aggregate number of shares of Common Stock that shall be available for the grant of Awards under the Plan (the “Plan Share Limit”) is 13,860,000. The Plan Share Limit is also the maximum aggregate number of shares that may be issued under the Plan through ISOs. Notwithstanding the foregoing limits, (x) no Grantee may be granted Awards in any one calendar year with respect to more than 1,000,000 shares of Common Stock, and (y) the maximum amount payable in cash to a covered employee (as defined in Code §162(m)(3) and applicable guidance issued thereunder (to the extent compliance with Code §162(m)(3) is desired)) for any calendar year shall not exceed the fair market value (determined as of the date of vesting or payout, as applicable) of 1,000,000 shares of Common Stock. The limits stated in this Section 4(a) shall be subject to adjustment as described in the Plan.
(b) Shares delivered under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable. If any Award expires, terminates for any reason, is cancelled, is forfeited or is settled in cash rather than Common Stock, the number of shares of Common Stock with respect to which such Award expired, terminated, was cancelled, was forfeited or was settled in cash, shall continue to be available for future Awards granted under the Plan. If any Option is exercised by surrendering Common Stock to the Company or by withholding Common Stock as full or partial payment, or if tax withholding requirements are satisfied by surrendering Common Stock to the Company or withholding Common Stock, only the number of shares issued net of Common Stock withheld or surrendered shall be deemed delivered for purposes of determining the maximum number of shares available for grant under the Plan.

SECTION 5 - GRANTING OF AWARDS
The Administrator may, on behalf of the Company, grant to Employees, Consultants and Non-Employee Directors such Awards as the Administrator determines are warranted, subject to the terms of the Plan. However, grants of ISOs and other Awards shall be separate and not in tandem, and Consultants and Non-Employee Directors shall not be eligible to receive ISOs under the Plan. More than one Award may be granted to an Employee, Consultant or Non-Employee Director under the Plan.

SECTION 6 - TERMS AND CONDITIONS OF OPTIONS

Option Award Agreements shall include expressly or by reference the following terms and conditions as well as such other provisions as the Administrator shall deem desirable that are not inconsistent with the provisions of the Plan and, for ISOs, Code §422(b).
a.Number of Shares. The Award Agreement shall state the number of shares of Common Stock to which the Option pertains.
b.Exercise Price. The Award Agreement shall state the exercise price which shall be determined and fixed by the Administrator, but the exercise price shall not be less than the higher of 100% (110% in the case of an ISO granted to a more-than-ten-percent shareholder, as provided in subsection (j) below) of the Fair Market Value of a share of Common Stock on the date the Option is granted, or the par value thereof.
c.Term. The term of each Option shall be determined by the Administrator; provided, however, that the term of each Option shall be not more than ten years (five years in the case of an ISO granted to more-than-ten-percent shareholder, as provided in subsection (j) below) from the date of grant of the Option. Each Option shall be subject to earlier termination as provided in subsections (f), (g), and (h) below and in Section 13.
d.Exercise. An Option shall be exercisable in such installments, upon fulfillment of such conditions (such as performance-based requirements), or on such dates as the Administrator may specify; provided, however, that no Option shall be exercisable, in whole or in part, prior to the one-year anniversary of the grant date of the Option, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan. The Administrator may accelerate the exercise date of an outstanding Option if the Administrator deems such acceleration to be desirable.
Any exercisable Option may be exercised at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part and from time to time, by giving notice of exercise (in accordance with procedures established by the Committee) to the Company (at its principal office) or to the Company’s delegate, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate exercise price for such shares (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph (4) below, payment may be made as soon as practicable after the exercise). Only full shares shall be issued, and any fractional share which might otherwise be issuable upon exercise of an Option shall be forfeited.
The Administrator shall determine from the following alternatives the methods by which the exercise price may be paid:
1.in cash or its equivalent;
2.in shares of Common Stock previously acquired by the Grantee (and the exercise price so paid shall be equal to the Fair Market Value, as of the date of exercise, of the previously acquired shares);
3.by decreasing the number of shares for which the Option is exercisable on the date of exercise (in an amount equal to the exercise price to be paid under this method, divided by the Fair Market Value of a share of Common Stock on the date of exercise) (“net share settlement”);
4.by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount necessary to pay the exercise price of the Option; or
5.in any combination of the above forms of payment.
To the extent an Award Agreement does not include one or more alternatives; the Administrator hereby specifically reserves the right to allow the Grantee to pay the exercise price using such alternative. Unless otherwise provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of Common Stock of the Company that have been held for more than six months (or such period of time as is necessary to avoid a charge to earnings for financial accounting purposes).
Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e. the Common Stock is listed on any established stock exchange or a national market system), any exercise by a director or officer that involves or may involve a direct extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
e.    ISO Annual Limit. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Company or a parent or subsidiary corporation of the Company (as defined in Code §424(e) and (f)) shall not exceed $100,000. If an Option intended as an ISO is granted to an Employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limitation to be exceeded, ISOs shall be taken into account in the order granted.
f.    Termination of Service for a Reason Other Than Death or Disability. If a Grantee’s Termination of Service occurs prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised by the Grantee at any time prior to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) 90 days after the date of such Termination of Service in the case of an ISO or such longer period of time as may be determined by the Administrator in the case of an NQSO (unless the Award Agreement provides or is amended to provide a different expiration date in the case of such a Termination); provided that, if the Termination of Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. Such Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Administrator, and shall terminate on the date of such Termination of Service with respect to the remaining shares.
g.    Disability. If a Grantee becomes disabled (within the meaning of Code §22(e)(3)) prior to the expiration date fixed for his or her Option, and the Grantee’s Termination of Service occurs as a consequence of such disability, such Option may be exercised by the Grantee at any time prior to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) one year after the date of such Termination of Service (unless the Award Agreement provides a different expiration date in the case of such a Termination). Such Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Administrator, and shall terminate on the date of such Termination of Service with respect to the remaining shares. In the event of the Grantee’s legal disability, such Option may be exercised by the Grantee’s legal representative.
h.    Death. If a Grantee’s Termination of Service occurs as a result of death prior to the expiration date fixed for his or her Option, or if the Grantee dies following his or her Termination of Service but prior to the expiration of the period determined under subsections (f) or (g) above (including any extension of such period provided in the Award Agreement), such Option may be exercised by the Grantee’s estate, personal representative, or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Grantee. Such post-death exercise may occur at any time prior to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) one year after the date of the Grantee’s death (unless the Award Agreement provides a different expiration date in the case of death). Such Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of his or her death, or to any greater extent permitted by the Administrator, and shall terminate on the date of the Optionee’s death with respect to the remaining shares.
i.    Quiet Period. Notwithstanding any provision of subsection (f), (g), or (h) to the contrary, if the last day on which a Grantee (or the Grantee’s legal representative, estate, personal representative or beneficiary) may exercise an Option under subsection (f), (g), or (h) falls within a Quiet Period (as defined below), the period during which such individual may exercise the Option shall end 90 days after the date such Quiet Period ends; provided, however, that this subsection (i) shall not extend the exercise period beyond the term of the Option (determined under subsection (c)) unless the Committee extends the period during which the Option may be exercised, and such period ends not more than 30 days after the exercise first would no longer violate applicable Federal, state, local or applicable foreign laws. “Quiet Period” means a period in which the Grantee is prohibited from selling Common Stock under the Company’s insider trading policy.
j.    More-Than-Ten-Percent Shareholder. If, after applying the attribution rules of Code §424(d), the Grantee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (as defined in Code §424(e) and (f)) immediately before an ISO is granted to him or her, the exercise price for the ISO shall be not less than 110% of the Fair Market Value of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this subsection shall not apply to NQSOs.

SECTION 7 - SARS
a.Nature of SARs. A SAR entitles the Grantee to receive, with respect to each share of Common Stock as to which the SAR is exercised, the excess of the share’s Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. Such excess shall be paid in cash, shares of Common Stock, or a combination thereof, as determined by the Administrator. SARs may be granted alone (a “Freestanding SAR”) or in combination with an Option (a “Tandem SAR”). Any Tandem SAR that relates to an ISO shall be granted at the same time as the ISO to which it relates.
b.Exercise of SARs. A SAR shall become exercisable in such installments, upon fulfillment of such conditions (such as performance-based requirements), or on such dates as the Administrator may specify in the Award Agreement; provided, however, that no SAR shall become exercisable, in whole or in part, prior to the one-year anniversary of the grant of the SAR, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan. The Administrator may at any time accelerate the time at which all or any part of the SAR may be exercised. Any exercise of a SAR must be made by giving notice to the Company (or its delegate) in accordance with procedures established by the Administrator. Upon the exercise of a SAR, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares of Common Stock for which a Tandem SAR shall be exercisable shall be reduced upon exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
c.Exercise Price. The exercise price of a Freestanding SAR shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such SAR. A Tandem SAR granted simultaneously with an ISO or simultaneously with or subsequent to the grant of an NQSO shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a SAR, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the SAR and related Option exceeds the exercise price per share thereof, and no SAR may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7(a) are satisfied.
d.Term. The term of each SAR shall be determined by the Administrator; provided, however, that the term of each SAR shall be not more than 10 years from the date of grant of the SAR. Each SAR shall be subject to earlier termination as provided in subsection (e) below and in Section 13.
e.Termination of Service. If a Grantee’s Termination of Service occurs prior to the expiration date fixed for his or her SAR, Section 6(f), (g), (h) and (i) shall be applied to determine the extent to which, and the period during which, the SAR may be exercised. For purposes of this Section 7(e), the term “SAR” shall replace the term “Option” in each place such term appears in Section 6(f), (g), (h) and (i).

SECTION 8 - RESTRICTED STOCK
a.General Requirements. Restricted Stock may be issued or transferred for consideration or for no additional consideration, as determined by the Administrator. At the time Restricted Stock is granted, the Administrator shall determine whether the Restricted Stock is Performance Stock (where the lapse of restrictions is based on Performance Goals), or Restricted Stock that is not Performance Stock (where the lapse of restrictions is based on times and/or conditions determined by the Committee). In no event shall dividends be paid on an Award of Restricted Stock prior to the vesting of such Award.
b.Shareholder Rights. Each Grantee who receives Restricted Stock shall have all of the rights of a shareholder with respect to such shares, subject to the restrictions set forth in subsection (c), including the right to vote the shares and receive dividends and other distributions. Any shares of Common Stock or other securities of the Company received by a Grantee with respect to a share of Restricted Stock, as a stock dividend, or in connection with a stock split or combination, share exchange or other recapitalization, shall have the same status and be subject to the same restrictions as such Restricted Stock. Any cash dividends with respect to a Grantee’s Restricted Stock shall be paid to the Grantee at the same time as such dividends are paid to other shareholders; provided, however, that cash dividends with respect to a share of Performance Stock shall not be paid unless and until the restrictions with respect to such share lapse as provided in Section 8(f)(3). Unless the Administrator determines otherwise, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan and the Grantee has satisfied any federal, state and local tax withholding obligations applicable to such shares.
c.Restrictions. Except as otherwise specifically provided in the Plan, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the Grantee incurs a Termination of Service for any reason, must be offered to the Company for purchase for the amount of cash (or cash equivalents) paid for the shares of Common Stock, or forfeited to the Company if no cash (or cash equivalent) was so paid.
d.Lapse of Restrictions.
1.In General. Upon the lapse of all restrictions in accordance with this subsection (d) or Section 12, shares of Common Stock shall cease to be Restricted Stock for purposes of the Plan.
2.Restricted Stock Other Than Performance Stock. With respect to Restricted Stock that is not Performance Stock, the restrictions described in subsection (c) shall lapse at such time or times, and on such conditions (such as performance-based requirements), as the Administrator may specify in the Award Agreement; provided, however, in no event shall the restrictions on Restricted Stock lapse prior to the one-year anniversary of the grant date of the Award, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan. The Administrator may at any time accelerate the time at which the restrictions on all or any part of the shares of Restricted Stock (other than Performance Stock) will lapse.
3.Performance Stock. With respect to Performance Stock, the restrictions described in subsection (c) shall lapse at the end of the applicable performance period if and to the extent the Performance Goals (established in accordance with Section 2(s)) have been achieved for such period; provided, however, in no event shall the restrictions on Performance Stock lapse prior to the one-year anniversary of the grant date of the Award, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan. The Committee shall certify the extent to which the Performance Goals are achieved and shall have the discretion to decrease (but not increase) the extent to which such restrictions lapse on account of such achievement. The restrictions described in subsection (c) shall also lapse (A) as provided in Section 12 or (B) if and to the extent determined by the Committee in the case of the Grantee's death or disability. If the Grantee's Termination of Service occurs for any reason prior to the end of the performance period, the Grantee shall forfeit all Performance Stock granted with respect to such performance period except (i) as provided in Section 12, (ii) as determined by the Committee in the case of the Grantee's death or disability, or (iii) the Committee may provide that restrictions lapse with respect to a pro-rata portion of the number of shares of Performance Stock for which the restrictions would have lapsed (based on actual performance) had the Grantee been employed on the last day of the performance period, under such circumstances as the Committee determines.
e.Notice of Tax Election. Any Grantee making an election under Code §83(b) for the immediate recognition of income attributable to the award of Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

SECTION 9 - RSUs
a.Nature of RSUs. An RSU entitles the Grantee to receive, with respect to each RSU that vests in accordance with subsection (c) or Section 12, one share of Common Stock, cash equal to the Fair Market Value of a share of Common Stock on the date of vesting, or a combination thereof as determined by the Administrator and set forth in the Award Agreement. If payment is made in shares of Common Stock, any fractional share shall be rounded to the nearest whole share.
b.Grant of RSUs. At the time of grant, the Administrator shall determine (1) the number of RSUs subject to the Award, (2) whether the RSU is a PSU (where vesting is based on Performance Goals), or an RSU that is not a PSU (where vesting is based on times and/or conditions determined by the Administrator), and (3) when such RSUs shall vest in accordance with subsection (c). The Company shall establish a bookkeeping account in the Grantee’s name which reflects the number and type of RSUs standing to the credit of the Grantee. A Grantee shall have no voting rights with respect to RSUs granted under the Plan. The Committee may grant RSUs with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement.
c.Vesting.
1.RSUs Other Than PSUs. With respect to RSUs that are not PSUs, the Administrator shall determine when such RSUs shall vest and any conditions (such as continued employment or performance measures) that must be met in order for such RSUs to vest at the end of the applicable restriction period; provided, however, that no RSU shall vest, in whole or in part, prior to the one-year anniversary of the grant date of the Award, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan. The Administrator may at any time accelerate the time at which RSUs (other than PSUs) shall vest.
2.PSUs. PSUs shall vest at the end of the applicable performance period, if and to the extent the Performance Goals (established in accordance with Section 2(y)) have been achieved for such period; provided, however, that no PSU shall vest, in whole or in part, prior to the one-year anniversary of the grant date of the Award, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan. The Committee shall certify the extent to which the Performance Goals are achieved and shall the have the discretion to decrease (but not increase) the extent to which PSUs vest on account of such achievement. PSUs shall also vest (A) as provided in Section 12 or (B) if and to the extent determined by the Committee in the case of the Grantee's death or disability. If the Grantee's Termination of Service occurs for any reason prior to the end of the performance period, except as otherwise provided in the Grantee's Award Agreement, the Grantee shall forfeit all PSUs granted with respect to such performance period except (i) as provided in Section 12, (ii) as determined by the Committee in the case of the Grantee's death or disability, or (iii) the Committee may provide for vesting of a pro-rata portion of the PSUs that would have vested (based on actual performance) had the Grantee been employed on the last day of the performance period, under such circumstances as the Committee determines.
3.Payment. Except as otherwise provided in an Award Agreement, upon the vesting of an RSU in accordance with this subsection (c) or Section 12, payment in Common Stock or cash (as applicable), shall be made in the Short-Term Deferral Period; provided, however, that a Change in Control (as defined in Section 12) shall not accelerate the payment date of an RSU that is subject to Code §409A unless such Change in Control is also a “change in control event” as defined in regulations under Code §409A.
d.Dividend Equivalents. At the discretion of the Committee, each RSU may be credited with cash or stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”); provided, however, that dividend equivalents granted in connection with RSUs shall be payable only if and to the extent the underlying RSUs become vested. Dividend Equivalents will be deemed re-invested in additional RSUs based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

SECTION 10 - AWARD AGREEMENTS
Awards granted under the Plan shall be evidenced by Award Agreements in such form as the Administrator shall from time to time approve which need not be identical and shall include such provisions as the Administrator shall deem advisable that are not inconsistent with the provisions of the Plan, Code §409A and, for ISOs, Code §422(b), including, without limitation, terms providing for acceleration of the exercisability or vesting of Awards in the event of a Change in Control or conditions regarding the Grantee’s employment or service, as determined by the Administrator in accordance with the Plan. Award Agreements shall require the forfeiture or payment of gains to the Company (i.e., a clawback) in the event the Grantee’s intentional misconduct or fraud causes or partially causes the Company to restate all or a portion of its financial statements, and for such other reasons as may be set forth in the Grantee's Award Agreement, such as deductions and clawbacks required by law, government regulation or stock exchange listing requirements. Each Grantee shall enter into, and be bound by, an Award Agreement as soon as practicable after the grant of an Award.

SECTION 11 - ADJUSTMENT IN CASE OF CHANGES IN COMMON STOCK
The following shall be adjusted to reflect any stock dividend, stock split, reverse stock split, spin-off, distribution, recapitalization, extraordinary dividend, share combination or reclassification, or similar change in the capitalization of the Company:
a.The maximum number and type of shares under the limits set forth in Section 4; and
b.The number and type of shares issuable upon exercise, vesting or payment of outstanding Options, SARs and RSUs (as well as the exercise price per share under outstanding Options and the Fair Market Value of a share on the date an outstanding SAR was granted); provided, however, that (i) no such adjustment shall be made to an outstanding ISO if such adjustment would constitute a modification under Code §424(h), unless the Grantee consents to such adjustment, and (ii) no such adjustment shall be made to an outstanding Option or SAR if such adjustment would cause the Option or SAR to be subject to Code §409A. Such adjustments shall be made by the Committee to appropriately and equitably reflect any such change or transaction, so that the holder of an outstanding Option, SAR, or RSU is in the same economic position before and after the change or transaction. For purposes of this Section 11, shares underlying Restricted Stock

Awards still subject to restriction under Section 8(c) shall be treated in the same manner as issued shares of Common Stock not subject to restriction.

SECTION 12 - CHANGE IN CONTROL
a.Full Vesting. Notwithstanding any other provision of this Plan, each outstanding Award shall become fully vested and, for awards that may be exercised, exercisable, upon a Change in Control unless the Award Agreement evidencing the Award provides otherwise; provided, however, that this Section 12 shall not increase the extent to which an Award is vested or exercisable if the Grantee’s Termination of Service occurs prior to the Change in Control.
b.Definitions. A “Change in Control” shall mean:
1.Any person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions) (other than (A) the Company, or (B) any employee benefit plan of the Company or any Trustee of or fiduciary with respect to any such plan when acting in such capacity), alone or together with its affiliates and associates, and other than in a merger or consolidation of the type referred to in subsection (2) below, has acquired or obtained the right to acquire the beneficial ownership of 50% or more of the shares then outstanding;
2.The consummation of a merger, consolidation or similar transaction involving the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior to such consummation do not beneficially own (within the meaning of Rule 13d-3 of the Exchange Act or comparable successor rules), directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined voting power of the surviving entity in such merger, consolidation or similar transaction, or (B) outstanding voting securities representing more than 50% of the combined voting power of the parent of the surviving entity in such merger, consolidation or similar transaction;
3.The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person that is not a subsidiary of the Company;
4.A majority of the members of the Board are replaced during any 12-month period by Board members whose appointment or election is not endorsed by a majority of the members before the date of appointment or election.
5.An underwritten public offering under the Securities Act of the Common Stock, where such stock is listed or quoted on a national securities exchange, shall not be treated as a Change in Control under the Plan.

SECTION 13 - CERTAIN CORPORATE TRANSACTIONS
In the event of a corporate transaction (such as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), the surviving or successor corporation shall assume each outstanding Award or substitute a new award of the same type for each outstanding Award; provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Awards, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Company. If the Committee so decides to terminate outstanding Options and SARs, the Committee shall give each Grantee holding an Option or SAR to be terminated not fewer than seven days’ notice prior to any such termination, and any Option or SAR which is to be so terminated may be exercised (if and only to the extent that it is then exercisable under the terms of the Award Agreement and Section 12) up to and including the date immediately preceding such termination at any time prior to such termination. Further, as provided in Sections 6(d), 7(b), 8(d)(2) and 9(c)(1), the Administrator may, in whole or in part, accelerate the date on which any or all Awards become exercisable or vested (to the extent such Award is not fully exercisable or vested pursuant to the Award Agreement or Section 12).
The Committee also may, in its discretion, change the terms of any outstanding Award to reflect any such corporate transaction, provided that (i) in the case of ISOs, such change would not constitute a “modification” under Code §424(h), unless the Grantee consents to the change, and (ii) no such adjustment shall be made to an outstanding Option or SAR if such adjustment would cause the Option or SAR to be subject to Code §409A.

SECTION 14 - AMENDMENT OF THE PLAN AND OUTSTANDING AWARDS
The Board, pursuant to resolution, may amend or suspend the Plan, and, except as provided below, the Administrator may amend an outstanding Award in any respect whatsoever and at any time; provided, however, that the following amendments shall require the approval of shareholders, as applicable:
a.a change in the class of employees eligible to participate in the Plan with respect to ISOs;
b.except as permitted under Section 11, an increase in the maximum number of shares of Common Stock with respect to which ISOs may be granted under the Plan;
c.a modification of the material terms of the “performance goal,” within the meaning of Treas. Reg. § 1.162-27(e)(4)(vi) or any successor thereto (to the extent compliance with Code §162(m) is desired); and
d.any amendment for which shareholder approval is required under the rules of the exchange or market on which the Common Stock is listed or traded.
e.Except as permitted under Section 12 or Section 13, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or

SARs with an exercise price that is less than the exercise price of the original Options or SARs without the approval of shareholders. Except as provided in Section 13 or as deemed necessary or advisable to avoid the additional tax under Code §409A, no amendment or suspension of an outstanding Award shall (i) adversely affect the rights of the Grantee or cause the modification (within the meaning of Code §424(h)) of an ISO, without the consent of the Grantee affected thereby, or (ii) cause the Option or SAR to be subject to Code §409A.

SECTION 15 - TERMINATION OF PLAN; CESSATION OF ISO GRANTS
The Board, pursuant to resolution, may terminate the Plan at any time and for any reason. No ISOs shall be granted hereunder after the 10-year anniversary of the Effective Date. Nothing contained in this Section, however, shall terminate or affect the continued existence of rights created under Awards granted hereunder which are outstanding on the date the Plan is terminated and which by their terms extend beyond such date.

SECTION 16 - EFFECTIVE DATE; SHAREHOLDER APPROVAL
The Plan was adopted by the Board effective December 10, 2014 (the “Effective Date”), and was approved by the shareholders of the Company within 12 months of the Effective Date.

SECTION 17 - MISCELLANEOUS
a.Rights. Neither the adoption of the Plan nor any action of the Board or the Administrator shall be deemed to give any individual any right to be granted an Award, or any other right hereunder, unless and until the Administrator shall have granted such individual an Award, and then his or her rights shall be only such as are provided in the Award Agreement. Notwithstanding any provisions of the Plan or the Award Agreement (i) with an Employee, the Company and any Related Corporation shall have the right, in its discretion but subject to any employment contract entered into with the Employee, to retire the Employee at any time pursuant to its retirement rules or otherwise to terminate his or her employment at any time for any reason whatsoever, or for no reason and (ii) to terminate the service of any director pursuant to the by-laws of the Company, and any applicable provisions of corporate law in which the Company is incorporated, as the case may be. A Grantee shall have no rights as a shareholder with respect to any shares covered by his or her Award until the issuance of a stock certificate to (or book entry for) him or her for such shares, except as otherwise provided under Section 8(b) (regarding Restricted Stock).
b.Indemnification of Board and Committee. Without limiting any other rights of indemnification which they may have from the Company and any affiliate of the Company, the Administrator, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Administrator or the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before the Administrator, or the Board or Committee member undertakes to handle it on his or her own behalf. The provisions of this Section shall not give the Administrator or the members of the Board or the Committee greater rights than they would have under the Company’s by-laws or Delaware law.
c.Transferability; Registration. No ISO, Restricted Stock or RSU shall be assignable or transferable by the Grantee other than by will or by the laws of descent and distribution. During the lifetime of the Grantee, an ISO shall be exercisable only by the Grantee or, in the event of the Grantee’s legal disability, by the Grantee’s guardian or legal representative. Such limits on assignment, transfer and exercise shall also apply to NQSOs and SARs except to the extent the Grantee’s Award Agreement permits transfers for no consideration to one or more family members (as such term is defined in the instructions to Form S-8 Registration Statement under the Securities Act of 1933). If the Grantee so requests at the time of exercise of an Option or an SAR, or at the time of grant of Restricted Stock or vesting of an RSU, the certificate(s) shall be registered in the name of the Grantee and the Grantee’s spouse jointly, with right of survivorship. Except as provided in this subsection (c), no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance and any attempt to do so shall be void.
d.Deferrals. The Committee may permit or require Grantees to defer receipt of any Common Stock issuable upon the lapse of the restriction period applicable to Restricted Stock or RSUs, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Common Stock equivalents. In no event, however, shall such deferrals be permitted unless the Grantee’s Award Agreement specifically permits deferrals under this subsection.
e.Listing and Registration of Shares. Each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase of shares of Common Stock thereunder, or that action by the Company, its shareholders, or the Grantee should be taken in order to obtain an exemption from any such requirement or to continue any such listing, registration, or qualification, no such Award may be exercised, in whole or in part, and no Restricted Stock or RSU may be awarded, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Grantee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that such person is an eligible purchaser under applicable securities laws, and that the shares purchased or granted pursuant to the

Award shall be for investment purposes and not with a view to distribution; certificates representing such shares may be legended accordingly.
f.Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of the Company to deliver shares of Common Stock or cash upon the exercise of any Award or upon the vesting of Restricted Stock or RSUs shall be subject to applicable federal, state, and local tax withholding requirements. If the exercise of any Award or the vesting of Restricted Stock or RSUs is subject to the withholding requirements of applicable federal, state or local tax law, the Administrator may permit or require the Grantee to satisfy the federal, state and/or local withholding tax, in whole or in part, by electing to have the Company withhold shares of Common Stock (or by returning previously acquired shares of Common Stock to the Company); provided, however, that the Company may limit the number of shares withheld to satisfy the tax withholding requirements with respect to any Award to the extent necessary to avoid adverse accounting consequences. Shares of Common Stock shall be valued, for purposes of this subsection, at their Fair Market Value (determined as of the date(s) such shares are withheld to satisfy the applicable withholding requirements). The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this subsection.
g.Acquisitions. Notwithstanding any other provision of this Plan, Awards may be granted hereunder in substitution for awards held by employees, consultants or directors of other entities who are about to, or have, become Employees, Consultants or Non-Employee Directors as a result of a merger, consolidation, acquisition of assets or similar transaction by the Company or Related Corporation. The terms of the substitute Awards so granted may vary from the terms set forth in this Plan to such extent the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted; provided, however, that no substitute Award shall be granted which will subject the Award to Code §409A (if it previously was not subject to Code §409A).
h.Application of Funds. Any cash received in payment for shares pursuant to an Award shall be added to the general funds of the Company. Any Common Stock received in payment for shares shall become treasury stock.
i.No Obligation to Exercise Award. The granting of an Award shall impose no obligation upon a Grantee to exercise such Award.
j.Governing Law. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of Delaware (without reference to principles of conflicts of laws) shall govern the operation of, and the rights of Grantees under, the Plan, and Awards granted thereunder.
k.Unfunded Plan. The Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan, and shall be a general unsecured obligation of the Company. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

l.Successors and Heirs. The Plan, Award Agreements and any properly executed election or designation under the Plan shall be binding upon (i) the Company and its successors (including any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all or the business and assets of the Company), and (ii) the Grantee and the Grantee’s heirs, legal representatives and beneficiaries.

2900 University Blvd.
Ames, IA 50010

888-275-3125

workiva.com

/workiva

@workiva

@workiva

workiva

The world's leading cloud platform for regulatory, financial and environmental, social and governance ("ESG") reporting.

Copyright Information
Copyright ©2022, Workiva Inc. All rights reserved. Workiva and workiva.com are registered trademarks of Workiva Inc. Workiva owns other registered and unregistered trademarks. Other names used herein may be trademarks of their respective owners.

WORKIVA INC.

VOTE

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Your vote matters – here's how to vote!

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2022 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2, 3 and 4.

1. Election of Directors:

	For	Withhold
01 - Brigid A. Bonner	☐	☐
02 - Suku Radia	☐	☐
03 - Martin J. Vanderploeg	☐	☐

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The 2022 Annual Meeting of Stockholders of Workiva Inc. will be held on Wednesday, June 1, 2022 at 10:00 A.M. Central Time, virtually via the internet at www.meetnow.global/MHHUS9K.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

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Workiva Inc.

Notice of 2022 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 1, 2022

The undersigned stockholder of Workiva Inc. ("Workiva") hereby appoints Martin J. Vanderploeg and Brandon E. Ziegler, or either of them, to act as Proxies with full power of substitution at the Annual Meeting of Stockholders of Workiva to be held virtually on June 1, 2022, with authority to vote as directed by this proxy card at the meeting, or at any postponement or adjournment thereof, all shares of Workiva common stock registered in the name of the undersigned stockholder.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

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